Exhibit 10.31

ORIX

Loan and Security Agreement

Borrowers:	(1) Tangoe, Inc., a Delaware corporation located at 35 Executive Boulevard, Orange, CT 06477

(2) Traq Wireless, Inc., a Delaware corporation located at 35 Executive Boulevard, Orange, CT 06477

Date:   March 9, 2007

This Loan and Security Agreement is entered into on the above date between ORIX Venture Finance LLC, a Delaware limited liability company (“ORIX”), with an address at 245 Park Avenue, 19th Floor, New York, New York 10167 and the borrowers named above (hereinafter, jointly and severally, individually and collectively, “Borrower”), whose respective chief executive offices are located at the above addresses (“Borrower’s Address”).  The Schedule to this Loan and Security Agreement being signed concurrently (the “Schedule”) is an integral part of this Agreement.  (Definitions of certain terms used in this Agreement are set forth in Section 8 below.)

1.  LOANS.

1.1  Loans.  Subject to the terms and conditions in this Agreement, ORIX shall make loans to Borrower (the “Loans” and, collectively, the “Loan”), consisting of a Term Loan and Revolving Loans, in the amounts shown on the Schedule.  The Loan shall be repayable as set forth herein, provided that the entire unpaid principal balance of all Loans and any accrued and unpaid interest thereon shall be due and payable on the Maturity Date set forth in the Schedule.  The Term Loan may not be repaid and reborrowed.

1.2  Conditions.  The making of the Loans are subject to the satisfaction of the following conditions precedent, which Borrower agrees to satisfy within ten (10) days after the date hereof: (i) all filings have been completed that are necessary or advisable to perfect the security interest of ORIX in the Collateral, including without limitation filings in the United States Copyright Office and United States Patent and Trademark Office (subject to the provisions of the Intellectual Property Security Agreement of even date between Borrower and ORIX), (ii) all documents relating to this Agreement have been executed and delivered, (iii) ORIX has confirmed to its satisfaction that there has been no Material Adverse Change since the date of the last financial statements provided to ORIX, (iv) UCC and other searches deemed necessary by ORIX have been completed and the results thereof are satisfactory to ORIX, (v) Borrower has provided to ORIX evidence of the occurrence of the Traq Acquisition, satisfactory to ORIX in its sole and absolute discretion, (vi) approval of the Board of Directors and stockholders of each Borrower with respect to the Traq Acquisition, and (vii) all other matters relating to the Loan have been completed to ORIX’s satisfaction.  In addition, the making of the Revolving Loans is subject to the completion of the Initial Audit.

1.3  Interest.  The Loan and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement or in another written agreement signed by ORIX and Borrower.  Borrower shall pay interest on the Loan accrued for each month no later than the first day of the following month, and at maturity.

1.4  Fees.  Borrower shall pay ORIX the fees shown on the Schedule, which are in addition to all interest and other sums payable to ORIX and are not refundable.

1.5  Late Fee.  If any payment of principal or accrued interest is not made within five Business Days after the date due, Borrower shall pay ORIX a late payment fee equal to 5% of the amount of such late payment.  In addition, if (i) the entire balance of the Term Loan is not paid within three Business Days after the Term Loan Maturity Date set forth on the Schedule, Borrower shall pay ORIX a late payment fee in the amount of $25,000.00, and (ii) the entire balance of the Revolving Loans is not paid within three Business Days after the Revolving Loan Maturity Date set forth on the Schedule, Borrower shall pay ORIX a late payment fee equal to 5% of the outstanding amount of Revolving Loans.  The provisions of this paragraph shall not be construed as ORIX’s consent to Borrower’s failure to pay any amounts when due, and ORIX’s acceptance of any such late payments shall not restrict ORIX’s exercise of any remedies arising out of any such failure.

1.6  Agented Loan Arrangement.

(a)                                 Designation of Agent.  Each Borrower hereby designates Tangoe, Inc. as the agent (the “Agent”) of that Borrower to discharge the duties and responsibilities of the Agent as provided herein.

(b)                                 Operation of Loan Arrangement.

(i)                                     Except as otherwise permitted by ORIX, loans hereunder shall be requested solely by the Agent as agent for each Borrower.

(ii)                                  Any Loan which may be made by ORIX under this Agreement and which is directed to the Agent is received by the Agent in trust for that Borrower who is intended to receive such Loan.  The Agent shall distribute the proceeds of any such Loan solely to that Borrower.  Each Borrower shall be directly indebted to ORIX for each Loan distributed to any Borrower by the Agent, together with all accrued interest thereon, as if that amount had been advanced directly by ORIX to a Borrower (whether or not the subject Loan was based upon the accounts and/or inventory or other assets of the Borrower which actually received such distribution), in addition to which each Borrower shall be liable to ORIX for all Obligations under this Agreement, whether or not the proceeds of the Loan are distributed to any particular Borrower.

(iii)                               ORIX shall have no responsibility to inquire as to the distribution of Loans made by ORIX through the Agent as described herein.

(c)                                  Loans Directly to Borrower.

(i)                                     If, for any reason, and at any time during the term of this Agreement:

(A)                               any Borrower, including the Agent, as agent for each Borrower, shall be unable to, or prohibited from carrying out the terms and conditions of this Agreement (as determined by ORIX in ORIX’s sole and absolute discretion); or

(B)                               ORIX deems it inexpedient (in ORIX’s sole and absolute discretion) to continue making Loans to or for the account of any particular Borrower, or to channel such Loans through tibie Agent, then ORIX may make Loans directly to such Borrower as ORIX determines to be expedient, which Loans may be made without regard to the procedures otherwise included in this Section 1.6.

(ii)                                  In the event that ORIX determines to forgo the procedures included herein pursuant to which Loans are to be channeled through the Agent, then ORIX may designate one or more Borrower to fulfill the financial and other reporting requirements otherwise imposed herein upon the Agent.

(iii)                               Each Borrower shall remain liable to ORIX for the payment and performance of all Obligations (which payment and performance shall continue to be secured by all Collateral) notwithstanding any determination by ORIX to cease making Loans to or for the benefit of any Borrower.

(d)                                 Continuation of Authority of Agent.  The authority of the Agent to request Loans on behalf of, and to bind, each Borrower, shall continue unless and until ORIX acts as provided in Section 1.6(c) above, or ORIX actually receives:

(i)                                     written notice of: (i) the termination of such authority, and (ii) the subsequent appointment of a successor Agent, which notice is executed by the respective Presidents of each Borrower then eligible for borrowing under this Agreement; and

(ii)                                  written notice from the successor Agent (i) accepting such appointment; (ii) acknowledging that the removal and appointment has been effected by the respective Presidents of each Borrower eligible for borrowing under the within Agreement; and (iii) acknowledging that from and after the date of appointment, the newly appointed Agent shall be bound by the terms hereof, and that as used herein, the term “Agent” shall mean and include the newly appointed Agent.

(e)                                  Indemnification.  The Agent and each Borrower respectively shall indemnify, defend, and save and hold ORIX harmless from and against any liabilities, claims, demands, expenses, or losses made against or suffered by ORIX on account of, or arising out of, this Agreement, ORIX’s reliance upon Loan requests made by the Agent, or any other action taken by ORIX hereunder or under any of ORIX’s various agreements with the Agent and/or any Borrower and/or any other Person arising under this Agreement.

2.  SECURITY INTEREST.

2.1  Security Interest.  To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to ORIX a security interest in all of the following (collectively, the “Collateral”): all right, title and interest of Borrower in and to the following, whether now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all General Intangibles (including without limitation all Intellectual Property and Deposit Accounts); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Borrower’s books relating to any of the above, including without limitation the assets identified in the Representations.  Notwithstanding the foregoing, once all Obligations related to the Term Loan have been paid in full, the Collateral shall not include the Released Intellectual Property.

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

In order to induce ORIX to enter into this Agreement and to make the Loan, Borrower represents and warrants to ORIX as follows, and Borrower covenants that the following representations will continue to be true, except to the extent that they are made as of a specific prior date, and that Borrower will at all times comply with all of the following covenants:

3.1  Corporate Existence and Authority.  Borrower is and will continue to be, duly organized, validly existing and in good standing under the laws of its state of incorporation.  Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would result in a Material Adverse Change.  The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally), (iii) do not violate Borrower’s articles or certificate of incorporation, or Borrower’s by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any indebtedness or obligation under any agreement or instrument which is binding upon Borrower or its property.

3.2  Name; Trade Names and Styles.  As of the date hereof, the full correct name of Borrower and its state of incorporation are set forth in the heading to this Agreement.  Listed on the Representations are all prior names of Borrower and all of Borrower’s present and prior trade names.  Borrower shall give ORIX 30 days’ prior written notice before changing its name or doing business under any other name.  Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

3.3  Place of Business; Location of Collateral.  The address set forth in the heading to this Agreement is Borrower’s chief executive office or state of incorporation.  In addition, Borrower has places of business and Collateral is located only at the locations set forth in the Representations.  Borrower will give ORIX at least 15 days prior written notice before opening any additional place of business containing Collateral with a value in excess of Fifty Thousand Dollars ($50,000.00), changing its chief executive office, or moving any of the Collateral to a location other than Borrower’s Address or one of the locations set forth in the Representations.

3.4  Title to Collateral.  Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for specific items of Equipment which are leased by Borrower.  The Collateral and Intellectual Property now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the security interest in favor of ORIX and Permitted Liens.  ORIX now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to Permitted Liens, and Borrower will at all times defend ORIX and the Collateral and Intellectual Property against all claims of others.  None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.  Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

3.5  Maintenance of Collateral.  Borrower, at its own expense, shall maintain the Collateral in good working condition, ordinary wear and tear excepted, and Borrower will not use the Collateral for any unlawful purpose.  Borrower will immediately advise ORIX in writing of any material loss or damage to the Collateral.

3.6  Books and Records.  Borrower has maintained and will maintain at Borrower’s Address complete and accurate books and records, comprising an accounting system in accordance with GAAP.

3.7  Financial Condition, Statements and Reports.  All financial statements now or in the future delivered to ORIX have been, and will be, prepared in conformity with GAAP and now and in the future will completely and fairly reflect the financial condition of Borrower, at the times and for the periods therein stated.  Between the last date covered by any such statement provided to ORIX and the date hereof, there has been no Material Adverse Change. Borrower is now and will continue to be solvent.

3.8  Tax Returns and Payments; Pension Contributions.  Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower; provided, that, Borrower, may contest such taxes if Borrower has a good faith belief that such taxes are improper and Borrower maintains sufficient reserves to pay such taxes.

3.9  Compliance with Law.  Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower’s ownership of real or personal property, the conduct and licensing of Borrower’s business, compensation and benefits payable or provided to Borrower’s employees, and all environmental matters.  All proceeds of all Loans shall be used solely for lawful business purposes.

3.10  Litigation.  Except as disclosed to ORIX in writing, there is no claim, suit, litigation, proceeding or investigation pending or, to Borrower’s knowledge, threatened against or affecting Borrower involving more than $25,000.  Borrower will promptly inform ORIX in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any claim of $25,000 or more.

4.  ADDITIONAL DUTIES OF THE BORROWER.

4.1  Insurance.  Borrower shall, at all times, insure all of the Collateral and carry such other business insurance, with insurers reasonably acceptable to ORIX, in such form and amounts as ORIX may reasonably require, and Borrower shall provide evidence of such insurance to ORIX, so that ORIX is satisfied that such insurance is, at all times, in full force and effect.  All such insurance policies shall name ORIX as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to ORIX.  Upon receipt of the proceeds of any such insurance, ORIX shall apply such proceeds in reduction of the Obligations as ORIX shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, ORIX shall release to Borrower insurance proceeds with respect to Equipment totaling less than $250,000 (which amount shall increase each year on a percentage basis based upon percentage increases in Borrower’s annual revenue from Borrower’s fiscal year ended December 31, 2006), which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid.  ORIX may require reasonable assurance that the insurance proceeds so released will be so used.  If Borrower fails to provide or pay for any insurance, ORIX may, but is not obligated to, obtain the same at Borrower’s expense.  Borrower shall promptly deliver to ORIX copies of all reports made to insurance companies.

4.2  Reports.  Borrower, at its expense, shall provide ORIX with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as ORIX shall from time to time reasonably specify.

4.3  Access to Collateral, Books and Records.  At reasonable times, and on five Business Day’s notice (except if a Default or Event of Default has occurred and is continuing or if ORIX in its good faith business judgment believes or suspects that Borrower has engaged in defalcation, intentional misrepresentation, or fraud, in which case then ORIX may do the following at any time and without any notice), ORIX, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower’s books and records.  The foregoing inspections and audits, which ORIX shall be entitled to conduct no more than once annually unless an Event of Default has occurred (and until forty-five (45) days after the waiver or cure of such Event of Default), in which event ORIX may conduct such inspections and audits as often as it shall deem necessary, shall be $850 per person per day (or such other amount as shall represent ORIX’s then current standard charge for the same), plus all other reasonable out-of-pockets costs and expenses incurred by ORIX in connection therewith.

4.4  Remittance of Proceeds.  All proceeds arising from the sale or other disposition of any Collateral (other than (i) the proceeds of the sale of Inventory in the ordinary course of business or the non-exclusive licensing of Intellectual Property in the ordinary course of business, (ii) the proceeds of Accounts (which shall be handled as provided in Section 5.4 below), or (iii) proceeds of dispositions of obsolete or unneeded Equipment in the ordinary course of business in an amount not in excess of $50,000 in any fiscal year) shall be delivered, in kind, by Borrower to ORIX in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations in such order as ORIX shall determine.  Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

4.5  Negative Covenants.  Borrower shall not, without ORIX’s prior written consent, do any of the following:

(i)  merge or consolidate with another corporation or entity;

(ii)  acquire any assets, except in the ordinary course of business;

(iii)  enter into any other transaction outside the ordinary course of business;

(iv)  sell or transfer any Collateral (except that, provided no Default or Event of Default has occurred and is continuing, Borrower may do the following in good faith arm’s length transactions, in the ordinary course of business: (A) sell Inventory; (B) enter into non-exclusive licenses with respect to its Intellectual Property; and (C) trade-in or dispose of obsolete or unneeded Equipment);

(v)  store any Inventory or other Collateral with any warehouseman or other third party;

(vi)  make any loans of any money or other assets to, or purchase the stock or other securities of, or make any other investment in, any other Person, except for advances to employees to cover travel and other expenses incurred in the course of such employees’ employment with Borrower;

(vii)  guarantee or otherwise become liable with respect to the obligations of another Person;

(viii)  pay or declare any dividends on Borrower’s stock (other than dividends payable solely in shares of stock of Borrower);

(ix)  redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower’s stock, provided that Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements so long as a Default or Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchases do not exceed in the aggregate of $150,000 per fiscal year;

(x)  make any change in Borrower’s organizational structure;

(xi)  reincorporate in another state; or (xii) dissolve or elect to dissolve; or

(xii)  agree to do any of the foregoing.

4.6  Litigation Cooperation.  Should any third-party suit or proceeding be instituted by or against ORIX with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to ORIX, make available Borrower and its officers, employees and agents, and Borrower’s books and records, without charge, to the extent that ORIX may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

4.7  Notification of Changes.  Borrower will promptly notify ORIX in writing of any change in its officers or directors, the opening of any new bank account or other Deposit Account, and any Material Adverse Change.

4.8  Financial Covenants.  Borrower shall comply with all of the Financial Covenants set forth in the Schedule, and all other covenants and provisions set forth in the Schedule.

4.9  Landlord Agreements.  Borrower shall, from time to time, upon ORIX’s request, use its best efforts to obtain written waivers and agreements from Borrower’s landlords, on such form and containing such provisions as ORIX shall specify.

4.10  Board Information Rights.  Borrower shall give ORIX copies of minutes, board books, consents and other materials resulting from or relating to any meeting of the Board of Directors, which minutes, board books, consents and materials shall be appropriately redacted to protect information that is confidential and/or sensitive, as reasonably determined by Borrower.  Any information provided to ORIX shall be subject to the confidentiality agreement in Section 9.3 of this Agreement.

4.11  Further Assurances.  Borrower agrees, at its expense, on request by ORIX, to execute all documents and take all actions, as ORIX may deem reasonably necessary or useful in order to perfect and maintain ORIX’s perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

4.12  Indemnity.  Borrower hereby agrees to indemnify the following Persons (collectively, the “Indemnitees”): ORIX and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys, and to hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including attorneys’ fees and expenses), of every nature, character and description, which any Indemnitee may sustain or incur based upon or arising out of any of the Obligations, any relationship or agreement between ORIX and Borrower, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by any Indemnitee relating to Borrower or the Obligations; provided that the indemnity hereunder to an Indemnitee shall not extend to damages proximately caused by such Indemnitee’s own gross negligence or willful misconduct.  Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

5.  ACCOUNTS.

5.1  Representations Relating to Accounts.  Borrower represents and warrants to ORIX as follows: Each Account with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, (i) represent an undisputed bona fide existing unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property, in the ordinary course of Borrower’s business, and (ii) meet the Minimum Eligibility Requirements set forth in Section 8 below.

5.2  Representations Relating to Documents and Legal Compliance.  Borrower represents and warrants to ORIX as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Accounts are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower’s books and records are and shall be genuine and in all respects what they purport to be.  All sales and other transactions underlying or giving rise to each Account shall comply in all material respects with all applicable laws and governmental rules and regulations.  To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Accounts are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

5.3  Schedules and Documents relating to Accounts.  Borrower shall deliver to ORIX the written reports set forth on the Schedule.  If requested by ORIX, Borrower shall furnish ORIX with copies (or, at ORIX’s request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts, and Borrower warrants the genuineness of all of the foregoing.  In addition, Borrower shall deliver to ORIX, on its request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary endorsements, and copies of all credit memos.

5.4  Collection of Accounts.  Borrower shall have the right to collect all proceeds of Accounts, unless and until a Default or an Event of Default has occurred and is continuing.  Upon the occurrence of a Default or an Event of Default, ORIX may in, its sole discretion, require that all proceeds of Accounts be deposited by Borrower into a lockbox account, or such other “blocked account” as ORIX may specify, pursuant to a blocked account agreement in such form as ORIX may specify in its good faith business judgment.

5.5  Disputes.  Borrower shall notify ORIX promptly of all disputes or claims relating to Accounts if the amount involved in any such dispute or claim is equal to or greater than the greater of (a) five percent (5.0%) of the amount of such Account, and (b) Fifteen Thousand Dollars ($15,000.00).  Borrower shall not forgive (completely or partially), compromise or settle any Account for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that: (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm’s length transactions, which are reported to ORIX on the regular reports provided to ORIX; (ii) no Default or Event of Default has occurred and is continuing; and (iii) taking into account all such discounts, settlements and forgiveness, the total outstanding Revolving Loans will not exceed the Revolving Loan Limit.

5.6  Returns.  Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount.  In the event any attempted return occurs after the occurrence and during the continuance of any Event of Default, Borrower shall hold the returned Inventory in trust for ORIX, and immediately notify ORIX of the return of the Inventory.

5.7  Verification.  Upon the occurrence of an Event of Default (and until fifteen (15) days after the waiver or cure of such Event of Default), or in connection with any Collateral audits or inspections pursuant to Section 4.3, ORIX may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, by means of mail, telephone or otherwise, either in the name of Borrower or ORIX or such other name as ORIX may choose.

5.8  No Liability.  ORIX shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall ORIX be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to an Account.  Nothing herein shall, however, relieve ORIX from liability for its own gross negligence or willful misconduct.

6.  TERM.

6.1  Maturity Date.  On the maturity date set forth on the Schedule (the “Maturity Date”) or any earlier occurrence of any Event of Default, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable.

6.2  Prepayment of Term Loan.  Borrower shall have the option of prepaying the principal amount of the Term Loan, prior to the Maturity Date, in whole or in part, provided that Borrower concurrently pays ORIX (i) all accrued and unpaid interest on the principal so prepaid and (ii) a prepayment fee equal to 2.0% of the amount prepaid if prepayment occurs on or prior to the second anniversary of the date of this Agreement, and 1.0% of the amount prepaid if prepayment occurs after the second anniversary of the date of this Agreement.  Said prepayment fee shall be due from Borrower to ORIX upon any prepayment of the principal of the Term Loan, including without limitation any prepayment as a result of an Event of Default.

6.3  Termination Statements.  Upon payment and performance in full of all the Obligations, ORIX shall promptly deliver to Borrower UCC termination statements and such other documents as may be reasonably required to terminate ORIX’s security interests in the Collateral.

7.  EVENTS OF DEFAULT AND REMEDIES.

7.1  Events of Default.  The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement, and Borrower shall give ORIX immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to ORIX by Borrower or any of Borrower’s officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect; or; (b) Borrower shall fail to pay any principal or interest payment on any Loan within three (3) Business Days after the date due; or (c) Borrower shall fail to pay any other monetary Obligation, within three (3) Business Days after the date due; or (d) Borrower shall fail to comply with any of the Financial Covenants set forth in the Schedule or with any provision under Subsection 4.5 or 4.10 hereof; or (e) Borrower shall fail to perform any non-monetary Obligation within three Business Days after the date due; or (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all any part of the Collateral or Intellectual Property which is not cured within 10 days after the occurrence of the same; or (g) Borrower breaches any material contract or obligation, which has or may reasonably be expected to have a material adverse effect on Borrower’s business or financial condition; or (h) dissolution, termination of existence, insolvency, business failure or temporary or permanent suspension of business of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (i) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or (j) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities, money or other property or asset pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or (k) there shall be a change in the record or beneficial ownership of an aggregate of more than 30% of the outstanding shares of stock or other equity ownership interest in Borrower (excluding equity investments where all of the proceeds of such investments are retained by Borrower), in one or more transactions, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof, without the prior written consent of ORIX; or (1) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (m) a Material Adverse Change shall occur; or (n) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (o) an event of default shall occur and be continuing under any other Loan Document (after giving effect to, but without duplication of, grace periods under such other Loan Document applicable thereto).  ORIX may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred and is continuing.

7.2  Remedies.  Upon the occurrence and during the continuance of any Event of Default, ORIX, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) accelerate or extend the time of payment of, compromise, issue credits on, or bring suit on the Accounts and other Collateral (in the name of Borrower or ORIX), settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which it considers advisable, and notify Account Debtors on the Accounts and other Collateral that the Accounts and Collateral have been assigned to ORIX, and that payments in respect thereof shall be made directly to ORIX, and otherwise administer and collect the Accounts and other Collateral; (d) collect, receive, dispose of and realize upon any Investment Property, including withdrawal of any and all funds from any securities accounts; (e) take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes ORIX without judicial process to enter onto any of Borrower’s premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as ORIX deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should ORIX seek to take possession of any of the Collateral by court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that ORIX retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (f) require Borrower to assemble any or all of the Collateral and make it available to ORIX at places designated by ORIX which are reasonably convenient to ORIX and Borrower, and to remove the Collateral to such locations as ORIX may deem advisable; (g) complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, ORIX shall have the right to use Borrower’s premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (h) sell, lease or otherwise dispose of any of the Collateral, in its condition at the time ORIX obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale; or (i) deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any control agreement or similar agreements providing control of any Collateral.  ORIX shall have the right to conduct such disposition on Borrower’s premises without charge, for such time or times as ORIX deems reasonable, or on ORIX’s premises, or elsewhere and the Collateral need not be located at the place of disposition.  ORIX may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition.  Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale.  All reasonable attorneys’ fees, expenses, costs, liabilities and obligations incurred by ORIX with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  Without limiting any of ORIX’s rights and remedies, regardless of the adequacy of any Collateral securing the Obligations, ORIX may exercise a right of offset with respect to any and all indebtedness, liabilities, and obligations owing from it to Borrower, to the full extent of all the Obligations owing to ORIX.  Without limiting any of ORIX’s right and remedies, from and after the occurrence and during the continuation of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional two percent (2.0%) per annum.

7.3  Standards for Determining Commercial Reasonableness.  Borrower and ORIX agree that a sale or other disposition (collectively, “sale”) of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by ORIX, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m.; (v) Payment of the purchase price in cash or by cashier’s check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, ORIX may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same.  ORIX shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

7.4  Investment Property.  If a Default or an Event of Default has occurred and is continuing, Borrower shall hold all payments on, and proceeds of, and distributions with respect to, Investment Property in trust for ORIX, and Borrower shall deliver all such payments, proceeds and distributions to ORIX, immediately upon receipt, in their original form, duly endorsed, to be applied to the Obligations in such order as ORIX shall determine.  Borrower recognizes that ORIX may be unable to make a public sale of any or all of the Investment Property, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale thereof.

7.5  Power of Attorney.  Borrower grants to ORIX an irrevocable power of attorney coupled with an interest, authorizing and permitting ORIX (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower’s expense, to do any or all of the following, in Borrower’s name or otherwise, but ORIX agrees to exercise the following powers in a commercially reasonable manner: (a) execute on behalf of Borrower any documents that ORIX may, in its good faith business judgment, deem advisable in order to perfect and maintain ORIX’s security interest in the Collateral, or in order to exercise a right of Borrower or ORIX, or in order to fully consummate all the transactions contemplated under this Agreement, or under any and all other present and future agreements, to execute and deliver to any securities intermediary or other Person any entitlement order, account control agreement or other notice, document or instrument with respect to any Investment Property constituting Collateral, to make any payment or take any action necessary or desirable to protect or preserve any Collateral or ORIX’s security interest therein or the priority thereof, or in order to fully consummate all the transactions contemplated under this Agreement or any other Loan Document; (b) after the occurrence and during the continuance of any Event of Default, without limiting ORIX’s other rights and remedies, do any of the following: (i) take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into ORIX’s possession; (ii) grant extensions of time to pay, compromise claims and settle Accounts, General Intangibles and Other Property for less than face value and execute all releases and other documents in connection therewith; (iii) pay any sums required on account of Borrower’s taxes or to secure the release of any liens therefor; and (iv) settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor.  In the event that ORIX conducts a secured party’s private or public sale of Borrower’s Intellectual Property, ORIX shall provide notice of such sale to the Investors.  Furthermore, so long as the Investors are willing bid at least One Dollar ($1.00) more than the highest bid at any private sale, ORIX shall sell the Intellectual Property to the Investors so long as (a) the

Investors notify ORIX of their commitment to accept ORIX’s offer within five (5) Business Days of the Investors’ receipt of such offer, and (b) such sale is finalized within thirty (30) Business Days of the Investors’ receipt of such offer.

7.6  Application of Proceeds.  All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by ORIX first to the reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by ORIX in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as ORIX shall determine in its sole discretion.  Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to ORIX for any deficiency.  If ORIX, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, ORIX shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by ORIX of the cash therefor.

7.7  Remedies Cumulative.  In addition to the rights and remedies set forth in this Agreement, ORIX shall have all the other rights and remedies accorded a secured party under the Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between ORIX and Borrower, and all of such rights and remedies are cumulative and none is exclusive.  Exercise or partial exercise by ORIX of one or more of its rights or remedies shall not be deemed an election, nor bar ORIX from subsequent exercise or partial exercise of any other rights or remedies.  The failure or delay of ORIX to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

8.  DEFINITIONS.  As used in this Agreement, the following terms have the following meanings:

“Accounts” means all of the following, now owned and hereafter acquired by Borrower: all “accounts” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made (whether or not earned by performance), and all guaranties and other security therefor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

“Account Debtor” means the obligor on an Account.

“Agreement” and “this Agreement” means this Loan and Security Agreement and all Exhibits and Schedules hereto and all modifications and amendments to, extensions of, and replacements for this Agreement.

“Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in New York are required or permitted by law to close.

“Code” means the Uniform Commercial Code as adopted and in effect in the State of New York on the date hereof.

“Collateral” has the meaning set forth in Section 2.1 above.

“continuing” when used with reference to a Default or an Event of Default means that the Default or Event of Default has occurred and has not been either waived in writing by ORIX or cured within any applicable cure period.

“Default” means any event which with notice or passage of time or both, would constitute an Event of Default.

“Deposit Account” means all of the following, now owned and hereafter acquired by Borrower: all “deposit accounts” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

“Eligible Accounts” means Accounts arising in the ordinary course of Borrower’s business from the sale of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property (including Accounts resulting from Borrower’s sale of annual maintenance, service, or license contracts, provided that such Accounts meet the Minimum Eligibility Requirements set forth below).  The following (the “Minimum Eligibility Requirements”) are the minimum requirements for a Account to be an Eligible Account: (i) the Account must not be outstanding for more than 90 days from its invoice date (or longer at ORIX’s sole discretion) (the “Eligibility Period”), (ii) the Account must not represent progress billings, or be due under a fulfillment or requirements contract with the Account Debtor, (iii) the Account must not be subject to any contingencies (including Accounts arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional), (iv) the Account must not be owing from an Account Debtor with whom Borrower has any dispute (whether or not relating to the particular Account), but only to the extent of such dispute so long as such dispute is an economic dispute (and not a dispute pertaining to service or performance), (v) the Account must not be owing from an Affiliate of Borrower, (vi) the Account must not be owing from an Account Debtor whose financial condition is not acceptable to ORIX, or which is subject to any insolvency or bankruptcy proceeding, or which, fails or goes out of a material portion of its business, or if ORIX at any time determines in its good faith business judgment that the prospect of payment or performance by the Account Debtor with respect thereto is materially impaired,

(vii) the Account must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to ORIX’s satisfaction, with the United States Assignment of Claims Act), (viii) the Account must not be owing from an Account Debtor located outside the United States, except for Eligible Foreign Accounts, (ix) the Account must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise, but only to the extent of such liability or potential liability, (x) credit balances over ninety (90) days from invoice date.  Accounts owing from one Account Debtor will not be deemed Eligible Accounts to the extent they exceed 25% of the total Accounts outstanding, and (xi) other Accounts which ORIX in its sole discretion shall deem eligible for borrowing.  In addition, if more than 50% of the Accounts owing from an Account Debtor are outstanding for a period longer than their Eligibility Period (without regard to unapplied credits) or are otherwise not Eligible Accounts, then all Accounts owing from that Account Debtor will be deemed ineligible for borrowing.  ORIX may, from time to time, in its good faith business judgment, revise the Minimum Eligibility Requirements, upon written notice to Borrower.

“Eligible Foreign Accounts” are Accounts (i) that would otherwise be Eligible Accounts but for the fact that the Account Debtor is located outside of the United States and for which ORIX agrees in writing in its sole and absolute discretion (a) will be acceptable, and (b) will be treated as Eligible Accounts for Advance Rate purposes, and (ii) Accounts that are due and owing from Fortune 500 companies.

“Equipment” means all of the following, now owned and hereafter acquired by Borrower: all “equipment” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles, and any interest in any of the foregoing.

“Event of Default” means any of the events set forth in Section 7.1 of this Agreement.

“GAAP” means generally accepted accounting principles consistently applied.

“General Intangibles” means all of the following, now owned and hereafter acquired by Borrower: all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, Deposit Accounts, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, licenses, permits, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Initial Audit” shall be the receipt by ORIX of the results of a complete audit of Borrower’s Accounts, with results satisfactory to ORIX in its sole and absolute discretion.

“Intellectual Property” means all of the following, now owned and hereafter acquired by Borrower: all (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above.

“Inventory” means all of the following, now owned and hereafter acquired by Borrower: all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment Property” means all of the following, now owned and hereafter acquired by Borrower: all investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and all other securities of every kind, whether certificated or uncertificated.

“Investors” means any preferred equity holder of Tangoe, Inc.

“Loan Documents” means this Loan Agreement and all other present and future documents, instruments and agreements securing or evidencing any Loan or otherwise relating hereto.

“Material Adverse Change” means (i) a material adverse change in the business, operations, results of operations, assets, liabilities, condition or prospects of Borrower, (ii) the impairment of Borrower’s ability to perform the Obligations, or of ORIX to enforce the Obligations or realize upon the Collateral, or (iii) a material adverse change in the value of the Collateral or the amount which ORIX would be likely to receive in the liquidation of the Collateral.

“Obligations” means the Term Loan, the Revolving Loans, and all other present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower or any of its subsidiaries or affiliates to ORIX or its parent or any of its subsidiaries or affiliates, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by ORIX in Borrower’s indebtedness or obligations owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney’s fees, expert witness fees, audit fees, loan fees, prepayment fees, and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and ORIX.

“Other Property” means all of the following, now owned and hereafter acquired by Borrower: all of the following as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: “documents”, “instruments”, “chattel paper”, “letters of credit”, “fixtures”, and “money”, and all other tangible and intangible personal property and rights of any other kind which are not included in the other items of Collateral, whether or not covered by the Code.

“Permitted Liens” shall mean the following: (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of ORIX’s security interests; (iv) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings, (v) liens which constitute banker’s liens, rights of set-off or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker’s liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to Borrower), (vi) cash deposits or pledges of an aggregate amount not to exceed $100,000 to secure the payment of worker’s compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business, and (vii) liens described on Exhibit A hereto.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by Citibank N.A., or, if not available, another major money center bank in New York City selected by ORIX in its sole discretion, as its prime rate in effect (said prime rate not being intended to be the lowest rate of interest charged by the referenced bank in connection with extensions of credit), or if such rate is not available, by a reasonable alternative means of determining the rate of interest selected by ORIX in its sole discretion.

“Released Intellectual Property” is all (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; and (h) technology.  Notwithstanding the foregoing, “Released Intellectual Property” shall not include any Accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

“Representations” means the written Representations and Warranties previously delivered by Borrower to ORIX dated March 9, 2007.

“Reserves” means, as of any date of determination, such amounts as ORIX may from time to time establish and revise in its good faith business judgment, reducing the amount of Revolving Loans, and other financial accommodations which would otherwise be available to Borrower under the lending formulas provided in the Schedule: (a) to reflect events, conditions, contingencies or risks which, as determined by ORIX in its good faith business judgment, do or may adversely affect (i) the Collateral or any other property which is security for the

Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets, business or prospects of Borrower or any guarantor, or (iii) the security interests and other rights of ORIX in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect ORIX’s good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any guarantor to ORIX is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which ORIX determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

“Traq Acquisition” is the acquisition of Traq Wireless, Inc. by Tangoe, Inc.

“Warrant” means the warrant to purchase stock of the Borrower being issued to ORIX, and all extensions and renewals thereof and replacements therefor.

Other Terms.  All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP.  All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

9.  GENERAL PROVISIONS.

9.1  Payments.  All payments with respect to the Obligations shall be made to ORIX by wire transfer in accordance with written instructions from ORIX.  Payments may be applied and reversed and re-applied, to the Obligations, in such order and manner as ORIX shall determine in its good faith business judgment.

9.2  Charges to Accounts.  ORIX may, in its discretion, require that Borrower pay monetary Obligations in cash to ORIX, or charge them to Borrower’s Revolving Loan account, in which event they will bear interest at the same rate applicable to the Revolving Loans.

9.3  Confidentiality.  ORIX agrees to use the same degree of care that it exercises with respect to its own proprietary information, to maintain the confidentiality of any and all proprietary, trade secret or confidential information provided to or received by ORIX from the Borrower, which indicates that it is confidential, including business plans and forecasts, non-public financial information, confidential or secret processes, formulae, devices and contractual information, customer lists, and employee relation matters, provided that ORIX may disclose such information to its officers, directors, employees, attorneys, accountants, affiliates, participants, prospective participants, assignees and prospective assignees, and such other Persons to whom ORIX shall at any time be required to make such disclosure in accordance with applicable law, and provided, that the foregoing provisions shall not apply to disclosures made by ORIX in its good faith business judgment in connection with the enforcement of its rights or remedies after an Event of Default.  The confidentiality agreement in this Section supersedes any prior confidentiality agreement of ORIX relating to Borrower.

9.4  Additional Lender.  ORIX, at its option, may designate another institutional lender to replace ORIX in providing all or a portion of the Loans (the “Additional Lender”), and Borrower shall cooperate with the same.  In connection with the Additional Lender replacing ORIX as the lender of all or a portion of the Loans, this Agreement and the other Loan Documents shall, at the sole election of ORIX, be split or divided into two loan and security agreements, each of which shall cover all or a portion of the Collateral, as designated by ORIX.  To that end, Borrower, upon written request of ORIX, shall execute, acknowledge and deliver to ORIX and/or its designee or designees substitute loan agreements, security instruments and security agreements in such principal amounts, containing terms, provisions and clauses substantially identical to those contained in this Agreement and such other documents and instruments (subject to the provisions hereof), in favor of the Additional Lender (the “Additional Lender Documents”) and appropriate amendments to this Loan Agreement and the other Loan Documents (including without limitation an intercreditor agreement between ORIX and the Additional Lender), all as may be reasonably required by ORIX.  Without limiting the foregoing, the Additional Lender Documents and the amendment to this Loan Agreement, shall provide that an Event of Default under the Additional Lender Documents constitute an Event of Default under the Loan Documents, and vice versa.

9.5  Notices.  All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed as follows: (a) if to Borrower, at its address shown in the heading to this Agreement; and (b) if to ORIX, at ORIX Venture Finance LLC, 245 Park Avenue, 19th Floor, New York, NY 10167, Attention: Ms. Carol Nicholas, with a copy to ORIX USA Corporation, 1717 Main Street, Suite 900, Dallas, Texas 75201, Attention: Mr. Robert Lenhardt, and with an additional copy to Riemer & Braunstein LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention: David A. Ephraim, Esquire.  The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to all other parties.  All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

9.6  Attorneys Fees and Costs.  Borrower shall reimburse ORIX for all reasonable attorneys’ fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by ORIX, pursuant to, or in connection with, or relating to this Agreement

(whether or not a lawsuit is filed), including, but not limited to, out of pocket costs and expenses in connection with any board of directors meeting observation rights provided to ORIX under this Agreement, all reasonable attorneys’ fees and costs ORIX incurs hi order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; protect, obtain possession of, lease, dispose of, or otherwise enforce ORIX’s security interest in, the Collateral; represent ORIX in connection with any sale by ORIX of the Loan or any interest or participation in the Loan, including without limitation the preparation and negotiation of documentation relating to the same; and otherwise represent ORIX in any litigation relating to Borrower.  If either ORIX or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys’ fees, including (but not limited to) reasonable attorneys’ fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment.

9.7  Public Announcement.  Borrower hereby agrees that ORIX may make a public announcement of the transactions contemplated by this Agreement, and may publicize the same in marketing materials, newspapers and other publications, and otherwise, and in connection therewith may use the Borrower’s name, tradenames and logos.

9.8  Waivers.  The failure of ORIX at any time or tunes to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and ORIX shall not waive or diminish any right of ORIX later to demand and receive strict compliance therewith.  Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar.  None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to ORIX shall be deemed to have been waived by any act or knowledge of ORIX or its agents or employees, but only by a specific written waiver signed by an authorized officer of ORIX and delivered to Borrower.  Borrower waives the benefit of all statutes of limitations relating to any of the Obligations or this Agreement or any other Loan Document, and Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, Account, General Intangible, document or guaranty at any time held by ORIX on which Borrower is or may in any way be liable, and notice of any action taken by ORIX, unless expressly required by this Agreement.  NEITHER ORIX NOR ITS PARENT, NOR ANY OF ITS AFFILIATES, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR ATTORNEYS SHALL BE RESPONSIBLE OR LIABLE TO BORROWER OR TO ANY OTHER PARTY FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF ANY FINANCIAL ACCOMMODATION HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

9.9  General.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and ORIX; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of ORIX, and any prohibited assignment shall be void.  No consent by ORIX to any assignment shall release Borrower from its liability for the Obligations.  If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.  This Agreement and all acts, transactions disputes and controversies arising hereunder or relating hereto, and all rights and obligations of ORIX and Borrower shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of New York.  Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at ORIX’s option, be litigated in courts located within New York, and that the exclusive venue therefor shall be the Borough of Manhattan, New York County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.  Paragraph headings are only used in this Agreement for convenience, and shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement.  The term “including”, whenever used in this Agreement, shall mean “including (but not limited to)”.  This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against ORIX or Borrower under any rule of construction or otherwise.  Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.  This Agreement may be executed and delivered by the signing and delivery of this Agreement with original signatures or by facsimile copy.  This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith, including without limitation the Representations, are the final, entire and complete agreement between Borrower and ORIX and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement.  There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.  The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of ORIX.  Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

9.10  Mutual Waiver of Jury Trial.  BORROWER AND ORIX EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ORIX AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF ORIX OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ORIX OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Borrower:

Tangoe, Inc.

By	/s/ Albert R. Subbloie
President or Vice President

By	/s/ Gary R. Martino
Secretary or Ass’t Secretary

Traq Wireless, Inc.

By	/s/ Albert R. Subbloie
President of Vice President

By	/s/ Gary R. Martino
Secretary or Ass’t Secretary

ORIX:

ORIX Venture Finance LLC, a Delaware limited liability company

BY	/s/ Kevin P. Sheehan
Kevin P. Sheehan,
President and CEO

ORIX

Schedule to
Loan and Security Agreement

Borrowers:	(1) Tangoe, Inc., a Delaware corporation located at 35 Executive Boulevard, Orange, CT 06477

(2) Traq Wireless, Inc., a Delaware corporation located at 35 Executive Boulevard, Orange, CT 06477

Date:                                                                   March 9, 2007

This Schedule is an integral part of the Loan and Security Agreement between ORIX Venture Finance LLC, a Delaware limited liability company (“ORIX”) and the above-borrower (“Borrower”) of even date.

1.  LOAN AMOUNT (Section 1.1):  Term Loan = $2,500,000.00

Revolving Loans = $5,000,000.00 (subject to limitations below)

The Loans shall consist of a Term Loan (the “Term Loan”) and Revolving Loans (the “Revolving Loans”) as follows. (“Loans” as used in this Agreement means, collectively, the Term Loan and the Revolving Loans.)

(a)  Term Loan.

(1)                                  Disbursement of Term Loan.

The Term Loan shall be in the original principal  amount of $2,500,000.00, and, subject to the terms and conditions in this Agreement, shall be disbursed to Borrower, in one disbursement, within two Business Days after the date hereof.

(2)                                  Principal Payments. The principal of the Term Loan shall be repaid in 36 equal monthly principal payments of $69,444.44 each, commencing on March 1, 2008 and continuing on the first calendar day of each month thereafter until February 1, 2011 (the “Term Loan Maturity Date”), on which date the entire unpaid principal balance of the Term Loan and all accrued and unpaid interest thereon shall be due and payable.

(3)                                  Interest Payments.  Commencing on the date on which the Term Loan is made, accrued interest on the Term Loan shall be paid monthly as provided in Section 1.3 of this Loan Agreement.

(b)                           Revolving Loans.

(1)                                  Amount.  The Revolving loans shall be in an amount up to the lesser of the following (the “Revolving Loan Limit”): (i) $5,000,000.00 (the “Revolving Loan Dollar Limit”) or (ii) 85% of the amount of Borrower’s Eligible Accounts (as defined  in  Section  8  above)  (the  “Advance Rate”),  subject  to  Reserves  (as  defined  in Section 8 above). If for any reason, at any time, the outstanding principal balance of the Revolving Loans exceeds the Revolving Loan Limit, Borrower shall immediately repay the excess to ORIX without notice or demand.

(2)                                  Advance Rate. ORIX may, from time to time, modify the Advance Rate, in its good faith business judgment, upon notice to the Borrower, based on changes in collection experience with respect to Accounts or other issues or factors relating to the Accounts or other Collateral.

(3)                                  Disbursement Requests.  Requests by Borrower for disbursements of Revolving Loans shall be made in writing by Borrower to ORIX at least three Business Days prior to the date the requested disbursement is to be made.

(4)                                  Revolving Loan Maturity Date. Notwithstanding anything to the contrary in this Agreement, Revolving Loans may be borrowed, repaid and re-borrowed, until March 9, 2009 (the “Revolving

Loan Maturity Date”) on which date the entire unpaid principal balance of the Revolving Loans and all accrued and unpaid interest thereon shall be due and payable. After the Revolving Loan Maturity Date, no further Revolving Loans shall be made.

2. INTEREST. Interest Rate (Section 1.3):

The Term Loan shall bear interest at an interest rate equal to the Prime Rate in effect from time to time, plus 2.5% per annum.

The Revolving Loans shall bear interest at an interest rate equal to the Prime Rate in effect from time to time, plus 1.0% per annum.

Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Prime Rate has the meaning set forth in Section 8 of this Agreement.

3. FEES (Section 1.4): Loan Fee:	$37,500.00, due and payable concurrently herewith.

4. MATURITY DATE (Section 6.1):

With respect to the Term Loan, the Term Loan Maturity Date (as defined in Section 1 of this Schedule).

With respect to the Revolving Loans, the Revolving Loan Maturity Date (as defined in Section 1 of this Schedule).

5. REPORTING (Section 4.2):

Borrower, at its expense, shall provide ORIX with the following:

(a)     Monthly reconciliations of accounts receivable agings (aged by invoice date) and borrowing base report, within thirty days after the end of each month;

(b)    Monthly accounts payable agings, aged by invoice date, if any, within thirty days after the end of each month;

(c)     Monthly financial statements within thirty days after the end of each month;

(d)    Annual, unqualified financial statements, audited by independent certified public accountants acceptable to ORIX (provided that, as of the date of this Agreement, Borrower’s certified public accounting firm is Deloitte & Touche USA, LLC, which is acceptable to ORIX), within one hundred fifty days after the end of each fiscal year of Borrower;

(e)     Compliance certificates within fifteen days after the end of each month, confirming that no Defaults have occurred, at such intervals and times as ORIX shall specify;

(f)       Within five (5) days of ORIX’s request, transaction reports, general ledger, and outstanding or held check registers; and

(g)    budgets, sales projections, operating plans or other financial information reasonably requested by ORIX.

6. FINANCIAL COVENANTS. (Section 4.8):
None.

7. ADDITIONAL PROVISIONS.

(a)          Warrants. Borrower shall concurrently issue to ORIX seven-year warrants to purchase 168,919 shares of Series E Convertible Preferred Stock of Borrower at a purchase price of $0.74 per share, on the terms set forth in ORIX’s standard form Warrant to Purchase Stock.

(b)         Deposit Accounts. By no later than forty-five (45) days after the Closing Date, Borrower shall cause the banks and other institutions where its Deposit Accounts are maintained to enter into control agreements with ORIX, in form and substance satisfactory to ORIX in its good faith business judgment and sufficient to perfect ORIX’s first-priority security interest in said Deposit Accounts.

(c)          Landlord’s Consent. By no later than thirty (30) days after the Closing Date, Tangoe, Inc. shall deliver to ORIX a fully-executed landlord’s consent, in form and substance satisfactory to ORIX in its good faith business judgment, with respect to Tangoe, Inc.’s location at 35 Executive Boulevard, Orange, CT 06477.

Borrower:		ORIX:

Tangoe, Inc.		ORIX Venture Finance LLC, a Delaware limited liability company
By	/s/ Albert R. Subbloie
President or Vice President
		By	/s/ Kevin P. Sheehan
By	/s/ Gary R. Martino		Kevin P. Sheehan
Secretary or Ass’t Secretary			President and CEO

Traq Wireless, Inc.

By:	/s/ Albert R. Subbloie
President or Vice President

By	/s/ Gary R. Martino
Secretary or Ass’t Secretary

ORIX

Limited Consent and First Amendment
to Loan and Security Agreement

Borrowers:	(1) Tangoe, Inc.
(2) Traq Wireless, Inc.

Date:	July 28, 2008

This LIMITED CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of the date set forth above by and among ORIX VENTURE FINANCE LLC, a Delaware limited liability company (“ORIX”), and TANGOE, INC., a Delaware corporation (“Tangoe”), and TRAQ WIRELESS, INC., a Delaware corporation (“Traq” and Tangoe hereinafter, jointly and severally, individually and collectively, “Borrower”).

RECITALS:

WHEREAS, Borrower and ORIX are parties to that certain Loan and Security Agreement dated as of March 9, 2007 (as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which ORIX has agreed to make loans and other extensions of credit to Borrower in accordance with the terms thereof;

WHEREAS, Tangoe, Information Strategies Group, a New Jersey corporation (“ISG”) and BillingIT.com, Inc., a New York corporation (“BillingIT” and ISG hereinafter, jointly and severally, individually and collectively, “Seller”), are party to a certain Asset Purchase Agreement, dated as of July 2, 2008 (“Asset Purchase Agreement”), pursuant to which Tangoe has agreed to purchase certain assets from Seller on the terms and conditions set forth in the Asset Purchase Agreement (the “Acquisition”);

WHEREAS, in connection with the foregoing, Borrower has requested that ORIX consent to the consummation of the Acquisition and agree to amend the Loan Agreement as provided herein;

WHEREAS, ORIX has agreed to consent to the Acquisition and amend the Loan Agreement on the terms and subject to the conditions set forth herein

WHEREAS, in connection with the foregoing, Tangoe shall issue to ORIX Finance Equity Investors, LP warrants to purchase 850,000 shares of Tangoe’s Series F Convertible Preferred Stock, $.0001 par value, in accordance with a certain Warrant to Purchase Stock, dated as of the date hereof, in the form of Exhibit A attached hereto (the “Warrant”); and

WHEREAS, this Amendment shall constitute a Loan Document and capitalized terms used but not otherwise defined in this Amendment shall have the meanings described to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1                                              Consents.  In reliance upon the representations and warranties made by Borrower set forth in Section 3 below and subject to the prior satisfaction of the conditions to effectiveness set forth in Section 4 below, ORIX hereby consents to (i) the consummation of the Acquisition in accordance with the terms of the Asset Purchase Agreement, delivered pursuant to Section 4(e) hereof and acknowledges that the consummation of the Acquisition in accordance with the terms of the Asset Purchase Agreement, delivered pursuant to Section 4(e) hereof, shall not constitute a Default under Sections 4.5(ii) and 4.5(xiii) of the Loan Agreement, and (ii) the Borrower repurchasing its capital stock, on the effective date of this Amendment, from certain stockholders, other than from Edison Venture Fund IV, L.P., Edison Venture Fund IV SBIC, L.P., Sevin Rosen Fund VI, L.P., Sevin Rosen VI Affiliates Fund L.P., Sevin Rosen Bayless Management Company, Sevin Rosen Fund VIII, L.P., Sevin Rosen VIII Affiliates Fund, L.P., Investor Growth Capital Limited, Investor Group, L.P., North Atlantic Venture Fund III and North Atlantic SBIC IV, L.P. (the “Stock Repurchase”), for an aggregate purchase price of not more than $5,000,000 and a share price of not more than $1.06 per share, in accordance with the terms of a Stock Repurchase Agreement, substantially in the form of Exhibit B attached hereto (the “Repurchase Agreement”), and acknowledges that the consummation of the Stock Repurchase in accordance with the terms of the Repurchase Agreement, shall not constitute a Default under Sections 4.5(ix) or 4.5(xiii) of the Loan Agreement.  For purposes hereof, the parties hereto hereby acknowledge and agree that the consent provided herein is a limited consent and shall not constitute a consent to any other agreement or matter or a waiver of any other provision of the Loan Agreement or any other Loan Document.

Section 2                                              Amendment to Loan Agreement.

(a)                                 Sections 1 (Loan Amount), 2 (Interest) and 6 (Financial Covenants) of the Schedule are hereby deleted in their entirety and replaced with Section 1, 2 and 6 as set forth on Exhibit C attached hereto.

(b)                                 Section 2.1 of the Loan Agreement is hereby amended by adding the following text at the end thereof:

“Notwithstanding the foregoing, upon the occurrence of (i) the Borrower entering into a substitute working capital revolving facility, with an entity other than ORIX (the “Replacement Lender”), which facility (a) shall not, without the prior written consent of ORIX, exceed the principal amount of $10,000,000 (the “Replacement Loan Limit”), and (b) shall expressly provide, unless otherwise consented to in writing by ORIX, that the maximum amount available for all outstanding borrowings and other financial accommodations thereunder, shall not exceed the lesser of (1) the Replacement Loan Limit and (2) 80% of Borrower’s “eligible accounts” (with the term “eligible accounts” having the exact same definition as the term Eligible Accounts has in this Agreement on the effective date of the Limited Consent and First Amendment), (ii) the repayment in cash and in full of all principal and accrued and unpaid interest on all outstanding Revolving Loans, and (iii) the irrevocable termination of ORIX’s commitment to make Revolving Loans under this Agreement, ORIX shall subordinate its security interest in the portion of the Collateral consisting solely of cash, account receivables and Inventory, to the security interest of the Replacement Lender in such assets, pursuant to the terms of an intercreditor agreement between ORIX and the Replacement Lender, in form and substance satisfactory to ORIX.

Section 3                                              Representations and Warranties.  To induce ORIX to enter into this Amendment, Borrower represents and warrants that:

(a)                                 No Default.  After giving effect to this Amendment and the Acquisition, no Default or Event of Default shall have occurred to be continuing as of the date hereof;

(b)                                 Representations and Warranties.  All representations and warranties by (i) Borrower contained in the Loan Agreement, and (ii) Tangoe contained in the Asset Purchase Agreement, are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date;

(c)                                  Corporate Authority.  (i) The execution, delivery and performance by Borrower of this Amendment, the Warrant and the Asset Purchase Agreement are within its corporate powers and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) this Amendment and the Warrant are the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms and (iii) neither the execution, delivery or performance by Borrower of this Amendment, the Warrant or the Asset Purchase Agreement (1) violates any law or regulation, or any other or decree of any governmental authority, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound, (3) results in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Collateral, (4) violates or conflicts with the articles of incorporation or bylaws of Borrower, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained; and

(d)                                 Event of Default.  By its signature below, Borrower agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect in any material respect as of the date when made or deemed made.

Section 4                                              Conditions Precedent.  The effectiveness of this Amendment, and the obligation of ORIX to make any Loans, is subject to the following conditions precedent:

(a)                                 Amendment.  ORIX shall have received a true and complete copy of this Amendment, duly executed by Borrower.

(b)                                 Warrant.  ORIX shall have received a true and complete copy of the Warrant, duly executed by Borrower.

(c)                                  Representation and Warranties.  ORIX shall have received a true and complete copy of Representation and Warranties signed by Borrower, in form and substance satisfactory to ORIX.

(d)                                 Solvency Certificate.  ORIX shall have received a certificate, duly executed by the Chief Financial Officer of Borrower, dated as of the date hereof, as to the solvency of Borrower and its subsidiary following the consummation of the transactions contemplated hereunder and under the Asset Purchase Agreement, in form and substance satisfactory to ORIX.

(e)                                  Asset Purchase Agreement.  ORIX shall have received a true and complete copy of the Asset Purchase Agreement, together with true and complete copies of all exhibits and schedules thereto, each in form and substance reasonably satisfactory to ORIX, duly executed and delivered by each of the parties thereto.

(f)                                   Conditions to Asset Purchase Agreement.  Each of the conditions precedent set forth in Sections 6 and 7 of the Asset Purchase Agreement shall have been satisfied or waived.

(g)                                  Acquisition.  Tangoe and Seller shall have satisfied all terms and conditions to the Acquisition in accordance with the terms and conditions of the Asset Purchase Agreement (with the sole exception of delivering the cash portion of the Purchase Price, as such term is defined in the Asset Purchase Agreement), as in effect on the date hereof, without waiver, modification, or delay in the performance thereof.

(h)                                 Equity Investment.  ORIX shall have received evidence, in form and substance satisfactory to ORIX, that a cash equity investment has been made in Borrower, on or about the date hereof, in an amount not less than $12,000,000.

(i)                                     Secretary’s Certificates.  ORIX shall have received a certificate from each Borrower, executed by Borrower’s corporate secretary or an assistant secretary, dated as of the date hereof (i) attaching resolutions of Borrower’s Board of Directors, approving and authorizing the execution, delivery and performance of the Amendment, the Warrant, the Asset Purchase Agreement and the transactions to be consummated in connection therewith, which certificate shall be in form and substance satisfactory to ORIX and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (ii) attaching certified copies of Borrower’s organizational documents, certificate of good standing, and foreign qualifications, and

(ii) stating that (A) all of the representations and warranties of Borrower contained in the Loan Documents and the Asset Purchase Agreement are true and correct in all material respects as of such date, and (B) no event has occurred and is continuing, which constitutes an Event of Default.

(j)                                    Flow of Funds Memo.  ORIX shall have received a true and complete copy of a certain letter agreement, in the form attached as Exhibit D hereto, duly executed by all the parties thereto.

(k)                                 Legal Opinion.  ORIX shall have received an opinion of Shipman & Goodwin LLP, counsel to each Borrower, in form and substance satisfactory to ORIX.

(l)                                     Payoff of Existing Term Loan.  Borrower shall have repaid in full all principal and accrued interest outstanding on the Term Loan with proceeds from the advance hereunder.

(m)                             Upfront Fee.  Borrower shall have paid ORIX an upfront fee in the amount of $71,250, which fee shall be deemed fully earned and non-refandable upon receipt thereof.

(n)                                 Cost and Expenses.  Borrower shall have reimbursed ORIX for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by ORIX in connection with this Amendment, the Warrant and the Asset Purchase Agreement.  ORIX hereby acknowledges its receipt of $40,000 from Borrower, which shall be credited by ORIX, to the extent available, first against the out-of-pocket costs and expenses due in accordance with this Section 4(n) and second against the upfront fee due in accordance with Section 4(m) above.

(o)                                 No Default.  No Default or Event of Default under the Loan Agreement, as amended hereby, or the Asset Purchase Agreement, shall have occurred and be continuing.

(p)                                 Warranties and Representations.  After giving effect to this Amendment, the Acquisition and the transactions contemplated hereby and thereby, the warranties and representations of Borrower contained in the Loan Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Borrower as of the date hereof.

(q)                                 Material Adverse Change.  ORIX shall have determined, in its sole discretion, that there is no Material Adverse Change (financial or otherwise).

(r)                                    Other Requirements.  ORIX shall have received such other documentation and information which it shall have requested pursuant to this Amendment.

Section 5                                              Reference to and Effect on Loan Documents.

(a)                                 Ratification.  Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Loan Agreement or any other Loan Document.  Borrower hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(b)                                 Intellectual Property Security Agreements.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Intellectual Property Security Agreement, dated as of March 9, 2007, between Borrower and ORIX (the “IP Agreement”), and acknowledges, confirms and agrees that the IP Agreement contains an accurate and complete listing of all Intellectual Property and shall remain in full force and effect.

(c)                                  Representations.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Representations, and acknowledges, confirms and agrees the disclosures and information Borrower provided to ORIX in the Representations have not changed, as of the date hereof.

(d)                                 No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of ORIX under the Loan Agreement or any of the other Loan Documents, other than to the extent expressly set forth herein or previously waived in writing.

(e)                                  References.  Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” or “the Loan Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended hereto.

Section 6                                               Releases.  In further consideration of ORIX’s execution of this Amendment, Borrower for itself and on behalf of its respective successors (including, without limitation, any trustees acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, subsidiaries and affiliates, hereby forever releases ORIX and then-respective successors, assigns, parents, subsidiaries, affiliates, officers, employees directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”), that Borrower may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take prior to the date this Amendment was executed with respect to the Obligations, any Collateral, the Loan Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations, other than arising out of such Releasee’s gross negligence or willful misconduct, as finally determined by a non-appealable court of competent jurisdiction.  This provision shall survive and continue in full force and effect whether or not Borrower shall satisfy all other provisions of this Amendment, the Loan Documents or the Loan Agreement including payment in full of all Obligations.

Section 7                                               Miscellaneous.

(a)                                  Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Borrower and ORIX and their respective successors and assigns.

(b)                                 ENTIRE AGREEMENT.  THIS AMENDMENT REPRESENTS THE ENTIRE, FINAL AGREEMENT AND UNDERSTANDING CONCERNING THE SUBJECT MATTER HEREOF BETWEEN THE PARTIES HERETO, AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS AND DISCUSSIONS, REPRESENTATIONS, WARRANTIES, COMMITMENTS, PROPOSALS, OFFERS AND CONTRACTS CONCERNING THE SUBJECT MATTER HEREOF, WHETHER ORAL OR WRITTEN.  THIS AMENDMENT, ANY SUPPLEMENTS HERETO, AND ANY INSTRUMENTS OR DOCUMENTS DELIVERED OR TO BE DELIVERED IN CONNECTION HEREWITH MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

(c)                                  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)                                 Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)                                  Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)                                    Incorporation of Loan Agreement Provisions.  The provisions contained in Section 9.9 (Governing Law) and Section 9.10 (Jury Waiver) of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Signatures follow]

IN WITNESS WHEREOF, this Amendment has been duly executed on the date first written above.

Borrower

TANGOE, INC.

By	/s/ Albert R. Subbloie
President or Vice President

By	/s/ Gary R. Martino
Secretary or Assistant Secretary

TRAQ WIRELESS, INC.

By	/s/ Albert R. Subbloie
President or Vice President

By	/s/ Gary R. Martino
Secretary or Assistant Secretary

ORIX:

ORIX VENTURE FINANCE LLC

By	/s/ Kevin P. Sheehan
Kevin P. Sheehan,
President and CEO

[Signature page to Limited Consent and First Amendment]

EXHIBIT A

Warrant

[See attached]

EXECUTION COPY

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW.

WARRANT TO PURCHASE STOCK

Company:	Tangoe, Inc., a Delaware corporation
Number of Shares:	850,000, subject to adjustment
Class of Stock:	Series F Convertible Preferred Stock, $.0001 par value
Initial Exercise Price:	$1.1776 per share, subject to adjustment
Issue Date:	July 28, 2008
Expiration Date:	July 28, 2015

THIS WARRANT CERTIFIES THAT, for value received, receipt of which is hereby acknowledged, ORIX Venture Finance LLC (“Holder”) is entitled to purchase the number of fully paid and nonassessable shares of the Class of Stock (the “Shares”) of Tangoe, Inc., a Delaware corporation (the “Company”), having a principal place of business located at 35 Executive Boulevard, Orange, Connecticut 06477, at the initial exercise price per Share (the “Warrant Price”) set forth above, as constituted on the date hereof and as adjusted pursuant to the other terms of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.  This Warrant is being issued pursuant to a First Amendment to Loan and Security Agreement between the Company and Holder dated as of July 28, 2008 (the “Loan Agreement”) (Capitalized terms used herein, which are not defined, shall have the meanings set forth in the Loan Agreement.)

ARTICLE 1.                                SHARES; EXERCISE.

1.1                                 Number of Shares.  The number of Shares initially subject to this Warrant shall initially be the number of Shares set forth above.

1.2                                 Method of Exercise.  Holder may exercise this Warrant by delivering (including a facsimile transmission) a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company.  Unless Holder is exercising the conversion right set forth in Section 1.3, Holder shall also deliver to the Company the aggregate Warrant Price for the Shares being purchased (i) by wire transfer or by check, or (ii) by notice of cancellation of indebtedness of the Company to Holder, or (iii) a combination of (i) or (ii).

1.3                                 Conversion Right.  In lieu of exercising this Warrant as specified in Section 1.2, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon the proposed whole or partial exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share.  The fair market value of the Shares shall be determined pursuant to Section 1.6 below.

1.4                                 Effective Date of Exercise.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above.  The person entitled to receive the Shares issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

1.5                                 No Rights of Shareholder. This Warrant does not entitle Holder to any voting rights as a shareholder of the Company prior to the exercise hereof.  Upon exercise hereof, as set forth herein, the Holder shall be deemed to be a shareholder of the Company holding the number of shares as to which this Warrant has been exercised on the date the Notice of Exercise in substantially the form attached as Appendix 1 has been delivered to the principal office of the Company with any payment or other documents called for by the terms hereof.

1.6                                 Fair Market Value.  If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company’s stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company.  If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.  The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation.  If the Company and Holder are unable to agree on such investment banking firm, then the Holder shall select three reputable investment banking firms, and from those three firms the Company shall select one to undertake such valuation.  If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company.  In all other circumstances, such fees and expenses shall be paid by Holder.

1.7                                 Delivery of Certificate and New Warrant.  Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired shall be delivered to Holder.

1.8                                 Replacement of Warrants.  On receipt of an affidavit of an officer of the Holder of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.9                                 Acquisition of the Company.  Upon the closing of any Acquisition the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing.  The Warrant Price shall be adjusted accordingly.  As used herein, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, sale of stock, consolidation, or merger of the Company in which the holders of the Company’s voting securities before the transaction (for such purpose treating all outstanding options and warrants to purchase voting securities of the Company as having been exercised and treating all outstanding debt and equity securities convertible into voting securities of the Company as having been converted) beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.10                           Automatic Exercise Prior to Expiration.  To the extent this Warrant is not previously exercised as to all of the Shares subject hereto, and if the fair market value of one Share is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 1.3 above (even if not surrendered) immediately before its expiration date as set forth in this Warrant.  For purposes of such automatic exercise, the fair market value of one Share upon such expiration shall be determined pursuant to Section 1.6 above.  To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

ARTICLE 2.                                ADJUSTMENTS TO THE SHARES.

2.1                                 Stock Dividends, Splits, Etc.  If the Company declares or pays a dividend on its Stock payable in Common Stock or other securities, or subdivides the outstanding Stock into a greater amount of Stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

2.2                                 Reclassification, Exchange or Substitution.  Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event.  Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to Common Stock pursuant to the terms of the Company’s Articles or Certificate of Incorporation upon the closing of a registered public offering of the Company’s Common Stock.  After the occurrence of such an event, the Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property.  The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant.  The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3                                 Adjustments for Combinations, Etc.  If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

2.4                                 Price Adjustment.  If the Company issues additional common shares (including shares of Common Stock ultimately issuable upon conversion of a security convertible into Common Stock) after the date of the Warrant and the consideration per additional common share is less than the Warrant Price in effect immediately before such issue, the price at which the Shares are converted to Common Stock shall be adjusted in accordance with the treatment of the series of securities of which the Shares are part under the Company’s Certificate of Incorporation.

2.5                                 No Impairment.  The Company shall not, by amendment of its Articles or Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment.

2.6                                 Fractional Shares.  No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share.  If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder a cash amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.7                                 Certificate as to Adjustments; Other Adjustments.  Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.  The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.  If any change in the outstanding securities of the Company or any other event occurs, as to which the other provisions of this Article 2 are not strictly applicable, or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares subject to this Warrant, the Warrant Price or the application of such provisions, so as to protect such purchase rights as aforesaid and to give the Holder, upon exercise for the same aggregate Warrant Price, the total number, class and kind of securities as it would have owned had the Warrant been exercised prior to the event and had it continued to hold such securities until after the event requiring the adjustment.

ARTICLE 3.                                REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1                                 Representations and Warranties.  The Company hereby represents and warrants to the Holder as follows:

(a)                                  The initial Warrant Price hereunder is not greater than the price per share at which the Shares were last issued in an arm’s length transaction in which at least $500,000 of the shares were sold.

(b)                                 All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.  The Company shall, at all times, reserve a sufficient number of Shares and of shares of Common Stock for issuance upon Holder’s exercise of its rights hereunder and conversion of the Shares.

(c)                                  The Capitalization Table attached hereto as Exhibit A is true and complete as of the Issue Date.

3.2                                 Notice of Certain Events.  If the Company proposes at any time (a) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of Common Stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company’s securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; (2) in the case of the matters referred to in (c) and (d) above at least 10 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights; provided that in the case of the matters referred to in (d) above, Holder shall treat such notice as confidential information and shall not divulge it to any person or entity other than its attorneys or accountants or otherwise as required by applicable law.

3.3                                 Information Rights.  So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within 150 days after the end of each fiscal year of the Company, an accountant-reviewed year end financial statement and certified by an Officer of the Company, (c) within forty-five (45) days after the end of each fiscal quarter of the Company, a Company-prepared quarterly financial statement of the Company (provided the same are required to be delivered to shareholders of the same class of stock that this Warrant is exercisable for), and (d) within thirty (30) days after the end of each month, a Company-prepared monthly financial statement of the Company (provided the same are required to be delivered to shareholders of the same class of stock that this Warrant is exercisable for).

3.4                                 Registration Under Securities Act of 1933, as amended.  The Company agrees that with respect to the Shares or, if the Shares are convertible into Common Stock of the Company, such Common Stock, Holder shall have incidental, or “Piggyback,” and S-3 registration rights pursuant to and as set forth in the Company’s Seventh Amended and Restated Investor Rights Agreement dated March 9, 2007, as the same is in effect on the date hereof.  In the event of any subsequent changes to said Agreement which would be advantageous to the Holder’s registration rights, the Holder shall have the benefit of such changes, but no changes to said Agreement which would be less advantageous to the Holder with respect to such registration rights shall be binding on the Holder.

ARTICLE 4.                                REPRESENTATIONS, WARRANTIES OF THE HOLDER.  The Holder represents and warrants to the Company as follows:

4.1                                 Purchase for Own Account.  Except for transfers to Holder’s affiliates, this Warrant and the securities to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the 1933 Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2                                 Disclosure of Information.  The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities.  The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

4.3                                 Investment Experience.  The Holder:  (i) has experience as an investor in securities and acknowledges that the Holder is able to fend for itself, can bear the economic risk of the Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4                                 Accredited Investor Status.  The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the 1933 Act.

ARTICLE 5.                                MISCELLANEOUS

5.1                                 Term. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above.

5.2                                 Legends.  This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares,  if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AS PERMITTED UNDER APPLICABLE LAW.

5.3                                 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee.

5.4                                 Transfer Procedure. Subject to the provisions of Section 5.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

5.5                                 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, to such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

5.6                                 Waiver; Amendment. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7                                 Issue Tax.  The issuance of the securities subject to this Warrant shall be made without charge to the Holder for any issue tax (other than applicable income taxes) in respect thereof.

5.8                                 Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs reasonably incurred in such dispute, including reasonable attorneys’ fees.

5.9                                 Governing Law. This Warrant and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of Holder and Company shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of Delaware.

TANGOE, INC.

By
Title

Holder:

ORIX Finance Equity Investors, LP

By: ORIX Finance Corp., its General Partner

By:
Name:
Title:

APPENDIX 1

NOTICE OF EXERCISE

1.                                       The undersigned hereby elects to purchase                shares of the Series                   Preferred Stock of [Company] pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

1.                                       The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant.  This conversion is exercised with respect to                     of the Shares covered by the Warrant.

[Strike paragraph that does not apply.]

2.                                       Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

3.                                       The undersigned represents it is acquiring the Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

(Signature)

Date

EXHIBIT B

STOCK REPURCHASE AGREEMENT

Tangoe, Inc.

35 Executive Boulevard

Orange, CT  06477

Attention:  Gary Martino, CFO

Ladies and Gentlemen:

The undersigned is the holder of the shares of Series A Preferred Stock and/or Common Stock of Tangoe, Inc., a Delaware corporation (the “Company”) described on the signature page to this Agreement (the “Signature Page”) as the “Shares to be Purchased” (referred to as the “Shares”).  The undersigned wishes to sell the Shares to the Company on the terms and conditions set forth in this Agreement, as part of a proposed repurchase of shares to be effected by the Company as described in a letter dated July 10, 2008 from the Company to the undersigned and other stockholders of the Company (the “Letter”).  Capitalized terms used in this Agreement and not defined shall have the meanings set forth in the Letter.

1.             Repurchase of the Shares.  Subject to the terms and conditions set forth in this Agreement, the Company shall repurchase the Shares from the undersigned, and the undersigned shall sell the Shares to the Company, free and clear of all liens, pledges, security interests, charges, claims and other encumbrances, for the aggregate purchase price (the “Purchase Price”) set forth on the Signature Page, payable as provided below.

2.             Procedures.

(a)           Submissions.  In order to participate in the Proposed Repurchase and have the Company consider signing this Agreement and consummating the repurchase contemplated by this Agreement, the undersigned must submit to the Company:  (i) two properly completed copies of the Signature Page of this Agreement, signed by the undersigned, (ii) original stock certificates for all of the Shares(the “Stock Certificates”) (in the event that only a portion of the shares represented by a certificate are included in the Shares, the Company will prepare and return to you a new stock certificate for the retained shares); and (iii) a Stock Assignment in the form attached to this Agreement, properly completed and signed by the undersigned with respect to each Stock Certificate (the “Stock Assignments”), all of which must be delivered to the Company, c/o Shipman & Goodwin LLP, One Constitution Plaza, Hartford, CT 06103, Attention : Pattie Chouinard, Paralegal.  If the Shares are jointly held, each owner must sign the documents specified in this Section 2.

(b)           Acceptance.  The undersigned understands that the purchase and sale of the Shares pursuant to this Agreement is conditional upon the consummation by the Company of the Acquisitions the Debt Financing and the Series F Financing.  This Agreement, the Stock Certificates and Stock Assignments delivered pursuant to Section 2(a) above will be held by the Company in escrow pending closing under this Agreement.  If the Company rejects the undersigned’s offer to sell the Shares, or if the closing of the purchase and sale of the Shares contemplated by this Agreement has not been consummated by August 15, 2008, then this

Agreement and the Stock Assignments will be destroyed and the Stock Certificates will be returned to the undersigned.  This Agreement shall be deemed to be accepted by the Company only when a copy of this Agreement is signed by the Company.

(c)           Rejection.  The Company may at its option refuse to accept the undersigned’s offer to sell the Shares in its discretion for any reason.

3.             Closing.

(a)           Subject to the terms and provisions of this Agreement, the purchase and sale of the Shares shall be consummated on such date on or before August 15, 2008 as is designated by the Company (the “Closing”).

(b)           At the Closing, the Company will pay to the undersigned, by check or wire transfer, the Purchase Price

(c)           At the Closing, the Stock Certificates and Stock Assignments will be deemed released from escrow and delivered to the Company, free and clear of all liens, pledges, security interests, charges, claims and other encumbrances.

4.             Representations and Warranties of the Parties.

(a)           Upon execution of this Agreement, the Company hereby represents and warrants to the undersigned that:

(i)                                     This Agreement is the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement is subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other similar laws affecting generally the enforcement of creditors’ rights; and

(ii)                                  No authorization, approval or consent of any governmental department, bureau or agency or other public board or authority is required to be obtained for the consummation by the Company of the transactions contemplated by this Agreement, except for such consents as have been obtained.

(b)           The undersigned hereby represents and warrants to the Company that:

(i)                                     The undersigned is the record and beneficial owner of the Shares, free and clear of all liens, pledges, security interests, charges, claims and other encumbrances;

(ii)                                  This Agreement is the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except that such enforcement is subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other similar laws affecting generally the enforcement of creditors’ rights; and

(iii)                               No authorization, approval or consent of any governmental department, bureau or agency or other public board or authority is required to be obtained for the consummation by the undersigned of the transactions contemplated by this Agreement.

5.             General Provisions.

5.1          Survival of Representations, Warranties and Covenants.  The representations, warranties and covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing, and shall continue until the expiration of any applicable statute of limitations.

5.2          Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware.

5.3          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.4          Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the undersigned.

5.5          Entire Agreement.  This Agreement, including all Exhibits and Schedules hereto constitutes the entire agreement among the parties, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

[Intentionally left blank; signature page follows.]

TANGOE, INC.

STOCK REPURCHASE AGREEMENT SIGNATURE PAGE

Name of the Undersigned:

{Note:  Must match name on stock certificate(s) exactly.}

Number of shares of Series A Preferred Stock to be Sold:                        {Note:  Members of Senior Management should enter “None.”}

Number of Shares of Common Stock to be Sold:                        {Note: Series A Preferred Stockholders should enter “None,” unless otherwise approved by the Company in advance.}

Purchase Price (insert number of shares times $1.06): $                       {Note:  If you are selling all of your Common Stock and Series A Preferred Stock with prior Company approval, use $0.75 per share rather than $1.06.}

DATE:
Signature(s)

If the undersigned is an entity:

Name:

Title:

Social Security Number(s) or
Taxpayer’s Identification Number(s)

Address:

Accepted by Tangoe, Inc.

By:
Name:
Title:

Date:

EXHIBIT F

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

{For Series A Preferred Stock Only}

FOR VALUE RECEIVED, the undersigned                                                does hereby sell, assign and transfer unto Tangoe, Inc. an aggregate of                                                                      shares of the Series A Preferred Stock, par value $0.0001 per share, of Tangoe, Inc., a Delaware corporation (the “Company”) standing in the undersigned’s name on the books of the Company and represented by Stock Certificate No.       , and does hereby irrevocably constitute and appoint                                                       as the undersigned’s attorney to transfer this stock on the books of the Company with full power of substitution in the premises.

Dated: July         , 2008

Instructions::

1.                Insert your name, the number of shares and Stock Certificate No.

2.                Leave the “constitute and appoint                              ” line blank.

3.                The name should match exactly the name on your stock certificate.

4.                Do a separate Stock Assignment for each Stock Certificate.

EXHIBIT F

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

{For Common Stock Only}

FOR VALUE RECEIVED, the undersigned,                                                does hereby sell, assign and transfer unto Tangoe, Inc. an aggregate of                                                                       shares of the Common Stock, par value $0.0001 per share, of Tangoe, Inc., a Delaware corporation (the “Company”) standing in the undersigned’s name on the books of the Company and represented by Stock Certificate No.       , and does hereby irrevocably constitute and appoint                                                       as the undersigned’s attorney to transfer this stock on the books of the Company with full power of substitution in the premises.

Dated: July       ,2008

Instructions:;

1.                Insert your name, the number of shares and Stock Certificate No.

2.                Leave the “constitute and appoint                              ” line blank.

3.                The name should match exactly the name on your stock certificate.

4.                Do a separate Stock Assignment for each Stock Certificate.

EXHIBIT C

1.	LOAN AMOUNT (Section 1.1):	Term Loan = $14,250,000.00
Revolving Loans = $5,000,000.00 (subject to limitations below)

The Loans shall consist of a Term Loan (the “Term Loan”) and Revolving Loans (the “Revolving Loans”) as follows. (“Loans” as used in this Agreement means, collectively, the Term Loan and the Revolving Loans.)

	(a)	Term Loan.

(1) Disbursement of Term Loan.

The Term Loan shall be in the original principal amount of $14,250,000.00, and, subject to the terms and conditions in this Agreement, shall be disbursed to Borrower in one disbursement, but in no event shall the Term Loan be made after July 31, 2008.

(2) Principal Payments. On each “Payment Date” set forth in the table below, Borrower shall repay the principal of the Term Loan in the amount set forth across from the applicable Payment Date:

Payment Date	Amount
February 1, 2010, and the first day of each month thereafter, through and including July 1, 2010	$201,250

August 1, 2010, and the first day of each month thereafter, through and including July 1, 2011	$340,000

August 1, 2011, and the first day of each month thereafter, through and including June 1, 2012	$491,000

July 1, 2012 (the “Term Loan Maturity Date”)	$3,561,500

The entire unpaid principal balance of the Term Loan and all accrued and unpaid interest thereon shall be due and payable on Term Loan Maturity Date.

(3)

Prepayment Charge.  Borrower shall have the right, at its election, to prepay the Term Loan as a whole at any time, or in part from time to time, provided Borrower pays ORIX at the time of such prepayment (whether such prepayment is made voluntary or upon acceleration) the following prepayment charge: (i) 2% of the principal amount prepaid on or prior to July      , 2010; and (ii) 1% of the principal amount prepaid at any time thereafter.

	(4)	Interest Payments. Commencing on the date on which the Term Loan is made, accrued interest on the Term Loan shall be paid monthly as provided in Section 1.3 of this Loan Agreement.

(b)	Revolving Loans.

(1)

Amount.  The Revolving loans shall be in an amount up to the lesser of the following (the “Revolving Loan Limit”): (i) $5,000,000.00 (the “Revolving Loan Dollar Limit”) or (ii) 85% of the amount of Borrower’s Eligible Accounts (as defined in Section 8 above) (the “Advance Rate”), subject to Reserves (as defined in Section 8 above).  If for any reason, at any time, the outstanding principal balance of the Revolving Loans exceeds the Revolving Loan Limit, Borrower shall immediately repay the excess to ORIX without notice or demand.

	(2)	Advance Rate. ORIX may, from time to time, modify the Advance Rate, in its good faith business judgment, upon notice to Borrower, based on changes in collection experience with respect to Accounts or other issues or factors relating to the Accounts or other Collateral.

(3)

Disbursement Requests.  Requests by Borrower for disbursements of Revolving Loans shall be made in writing by Borrower to ORIX at least three Business Days prior to the date the requested disbursement is to be made.

(4)

Revolving Loan Maturity Date.  Notwithstanding anything to the contrary in this Agreement, Revolving Loans may be borrowed, repaid and re-borrowed, until March 9, 2009 (the “Revolving Loan Maturity Date”) on which date the entire unpaid principal balance of the Revolving Loans and all accrued and unpaid interest thereon shall be due and payable.  After the Revolving Loan Maturity Date, no further Revolving Loans shall be made.

2.	INTEREST.

Interest Rate (Section 1.3):

The Term Loan shall bear interest at an interest rate equal to the Prime Rate in effect from time to time, plus 5.0% per annum; provided that, at no time shall the Term Loan bear interest at an interest rate equal to less than 9.5% or more than 12.0%, per annum.

The Revolving Loans shall bear interest at an interest rate equal to the Prime Rate in effect from time to time, plus 1.0% per annum.

Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Prime Rate has the meaning set forth in Section 8 of this Agreement.

6.	FINANCIAL COVENANTS.

(Section 4.8):
Borrower shall comply with the following financial covenants. Compliance shall be measured quarterly, except as otherwise provided below.

	EBITDA:	Borrowers’ EBITDA determined on a consolidated basis, shall not be less than the following amounts during the following periods:

Period	Minimum EBITDA

3 months ended September 30, 2008	$500,000

6 months ended December 31, 2008	$1,000,000

9 months ended March 31, 2009	$2,000,000

12 months ended June 31, 2009	$3,000,000

12 months ended September 30, 2009	$4,000,000

12 months ended December 31, 2009	$5,000,000

For each 12 month period ending on March 31, June 31, September 30 and December 31 thereafter, through and including December 31, 2011, the minimum amount of EBITDA for each such period shall be an amount negotiated for in good faith, and agreed to in writing, by Borrower and ORIX and which is based upon the most recent budget, operating plan and other financial information of Borrower provided to ORIX, provided, however, if Borrower and ORIX do not reach agreement for the minimum amount of EBITDA for any such period, Borrower and ORIX hereby agree that the minimum amount of EBITDA for such period will be equal to the sum of $250,000 plus the minimum amount of EBITDA established for the immediately preceding period, provided, further, however, that any shortfall in Borrower’s EBITDA will be waived by ORIX if it receives evidence within 30 days of the end of the applicable period, satisfactory to ORIX, that either (i) Borrower has raised Subordinated Debt in an amount equal to any such shortfall, or (ii) Borrower maintained on the last day of the applicable period, unrestricted cash and cash equivalents, in an account or accounts with respect to which ORIX has a first priority security interest and has obtained an account control agreement or account control agreements, in form and substance satisfactory to ORIX, of not less than $6,000,000.00.

Minimum Liquidity:

Borrower shall maintain at all times, unrestricted cash and cash equivalents, in an account or accounts with respect to which ORIX has a first priority security interest and has obtained an account control agreement or account control agreements, in form and substance satisfactory to ORIX, of not less than $4,000,000.00.  Following ORIX’s review of the Borrower’s audited financial statements for fiscal year ended December 31, 2008, ORIX may in its sole and absolute discretion (but shall have no obligation to do so), eliminate this “Minimum Liquidity” covenant upon written notice thereof from ORIX to Borrower.

Definitions:

“EBITDA” shall mean for any period (the “Applicable Period”), the net income of Borrower for the Applicable Period, before interest, taxes, depreciation and other non-cash amortization expenses (including stock compensation expenses and impairment of intangibles) as determined in accordance with GAAP.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to ORIX (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to ORIX entered into between ORIX and the other creditor), on terms acceptable to ORIX.

Exhibit D

Flow of Funds Memo

[See attached]

FUNDS FLOW MEMORANDUM
RELATING TO
TANGOE, INC.
July 28, 2008
FINANCING AND ACQUISITION
OF
THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF
ISG, INC. and BILLINGIT.COM, INC.

Parties

Tangoe, Inc.	“Purchaser”

Information Strategies Group, Inc. (“’ISG”) and BillingIT.com, Inc. (“BillingIT”)	“Sellers”

Investor Growth Capital Limited	“IGC Limited”
Investor Growth L.P.	“IG LP”

ORIX Venture Finance LLC	“ORIX”

U.S. Bank National Association	“Escrow Agent”

Sources and Uses of Cash at Closing

Sources:
IGC Limited Investment(1)	$8,400,000.97
IG LP Investment(2)	3,599,999.74
ORIX Loan	14,250,000.00
Option Exercise Payment from Rick Pontin	21,824.00
Option Exercise Payment from Al Rossini	70,000.00
Option Exercise Payment from Scott Snyder	7,986.00
Option Exercise Payment from Chris Mezzatesta	5,243.00

Total Sources	$26,355,052.74

Uses:
A.1 Purchase Price Payment to ISG	$11,525,000.00
A.2 Purchase Price Payment to BillingIT	100,000.00

(1)   Investment to be made directly to Purchaser to the following account:

Tangoe, Inc

Comerica Bank

SWIFT# -MNBDUS33
Routing# -121137522
Acct# -1892029842

(2)   Investment to be made directly to Purchaser at direction of Holdco to the following account:

Tangoe, Inc

Comerica Bank

SWIFT# - MNBDUS33

Routing# -121137522
Acct # - 1892029842

Sources and Uses of Cash at Closing

A.3	Payment of Escrow Funds to Escrow Agent	1,375,000.00
A.4	Payment of Post Closing Payment to ISG	150,000.00
B.	Term Loan Payoff to ORIX	2,164,887.18
C.1	Payment of ORIX’s Origination Fee	71,250.00
C.2	Payment of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP Fees and Expenses	50,000.00
D.1	Payment to Al Subbloie for Repurchase of Stock	1,259,097.00
D.2.	Payment to Rick Pontin for Repurchase of Stock	330,481.00
D.3.	Payment to Gary Martino for Repurchase of Stock	384,939.00
D.4	Payment to Al Rossini for Repurchase of Stock	128,790.00
D.5	Payment to Scott Snyder for Repurchase of Stock	120,934.00
D.6	Payment to Chris Mezzatesta for Repurchase of Stock	79,391.00
D.7	Payment to Paul Schmidt for Repurchase of Stock	135,149.00
D.8	Payment to Charles Gamble for Repurchase of Stock	154,949.00
D.9	Payment to Victor Nesi for Repurchase of Stock	378,055.00
D.10	Payment to Steve Shwartz for Repurchase of Stock	143,282.00
D.11	Payment to Lenny Goldberg for Repurchase of Stock	132,129.00
D.12	Payment to Joe Goldberg for Repurchase of Stock	123,066.00
D.13	Payment to Ken Spitzbard for Repurchase of Stock	28,172.00
D.14	Payment to Chris Fraser for Repurchase of Stock	93,018.00
D.15	Payment to Rae Fairfield for Repurchase of Stock	78,503.00
D.16	Payment to Bard Financial for Repurchase of Stock	29,097.00
D.17	Payment to Jay Steinberg for Repurchase of Stock	28,620.00
D.18	Payment to OCI Group for Repurchase of Stock	900,000.00
D.19	Payment to Aaron Konecky for Repurchase of Stock	11,448.00
D.20	Payment to Andrew Esposito for Repurchase of Stock	42,400.00
D.21	Payment to Jon Gassett for Repurchase of Stock	17,172.00
D.22	Payment to David Eldredge for Repurchase of Stock	6,106.00

Total Uses		$20,040,935.18

{Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Memorandum as of the date first above written.

TANGOE, INC.			ORIX VENTURE FINANCE LLC

By:	/s/ Albert R. Subbloie		By:	/s/ Christopher L. Smith
	Name:	Albert R. Subbloie		Name: Christopher L. Smith
	Title:	President and CEO		Title: Authorized Representative

INVESTOR GROWTH CAPITAL LIMITED			INVESTOR GROWTH L.P.

By:	/s/ Noah Walley		By:	/s/ Noah Walley
	Name: Noah Walley			Name: Noah Walley
	Title: Managing Director			Title: Managing Director

Cash Payments at Closing/Payment Instructions:

Item	Amount	Payor	Payee	Payment Instructions	Notes	Federal Wire Transfer Confirmation No.

A.1	$11,525,000.00	Purchaser	ISG	JP Morgan Chase Account: 6012006543 US Routing No: 021000021 (Used for Wires)	Payment of Purchase Price

A.2	$100,000.00	Purchaser	BillingIT	JP Morgan Chase Account: 6012006543 US Routing No: 021000021 (Used for Wires)	Payment of Purchase Price

A.3.	$1,375,000.00	Purchaser	Escrow Agent	U.S. Bank ABA No.: 091000022 Corporate Trust Services Acct. No.: 173103321050 Attn: Betty Hammer Ref: Tangoe/ISG Escrow	Payment of Escrow Amount into Escrow Account

A.4	$150,000.00	Purchaser	ISG	JP Morgan Chase Account: 6012006543 US Routing No: 021000021 (Used for Wires)	Payment of Post Closing Payment - **PAYMENT WILL MADE NOVEMBER 28, 2008**

B	$2,164,887.18	Purchaser	ORIX	Netted out of wire from ORIX to Purchaser	Payoff of Existing Term Loan

C.1	$71,250.00	Purchaser	ORIX	Netted out of wire from ORIX to Purchaser	Payment of ORIX’s Origination Fee

C.2	$50,000.00	Purchaser	Gunderson Dettmer	Citibank F.S.B., One Sansome St., 24th floor San Francisco, CA 94104 Routing #: 321171184 SWIFT Code: CITIUS33 Acct Name: Gunderson Dettmer, et al, LLP Account No. 200019081 Notes: Invoice # [TO COME]	Payment of Gunderson Dettmer’s Fees and Expenses per Section 6.6 of the Series F Convertible Preferred Stock Purchase Agreement

Item	Amount	Payor	Payee	Payment Instructions	Notes	Federal Wire Transfer Confirmation No.

D.1	$1,259,097.00	Purchaser	Al Subbloie	ABA number: 011 900 571 account name: Albert R. Subbloie Jr account number: 3850 0657 8455 Bank is Bank of America	Payment of Repurchase Price

D.2	$330,481.00	Purchaser	Rick Pontin	Check	Payment of Repurchase Price

D.3	$384,939.00	Purchaser	Gary Martino	Receiving Bank: People’s United Bank ABA Number: 221172186 Account Number: 0430126377 Account Name: Gary R.. Martino	Payment of Repurchase Price

D.4	$128,790.00	Purchaser	Al Rossini	Check	Payment of Repurchase Price

D.5	$120,934.00	Purchaser	Scott Snyder	Check	Payment of Repurchase Price

D.6	79,391.00	Purchaser	Chris Mezzatesta	Check	Payment of Repurchase Price

D.7	$135,149.00	Purchaser	Paul Schmidt	Check	Payment of Repurchase Price

D.8	$154,949.00	Purchaser	Charles Gamble	Check	Payment of Repurchase Price

D.9	$378,055.00	Purchaser	Victor Nesi	JP Morgan Chase Bank Account Name: Victor J. Nesi Account #: 778916791 ABA #/SWF Code: 021000021	Payment of Repurchase Price

D.10	$143,282	Purchaser	Steve Shwartz

Wire funds to J.P. Morgan Chase

Routing number: 021000021

For credit to: National Financial Services LLC

Account number: 066196-221

For the benefit of Steven Shwartz

For final credit to: X45077259

Address: One Chase Manhattan Plaza,

New York, NY 10005

					Payment of Repurchase Price

D.11	$132,129.00	Purchaser	Leonard Goldman	Bank: The Bank of New York ABA Number: 021000018 Beneficiary: Pershing LLC Beneficiary Account # 890-051238-5 Ultimate Beneficiary: Leonard J. Goldberg Ultimate Beneficiary Account #: 087-623054	Payment of Repurchase Price

D.12	$123,066.00	Purchaser	Joseph Goldberg

Bank: The Bank of New York

ABA Number: 021000018

Beneficiary: Pershing LLC

Beneficiary Account #: 890-051238-5

Ultimate Beneficiary: Joseph M. Goldberg & Cynthia C. Goldberg, JTWROS

Ultimate Beneficiary Account #: 087-516829

					Payment of Repurchase Price

D.13	$28,172.00	Purchaser	Ken Spitzbard	Bank: The Bank of New York ABA Number: 021000018 Beneficiary: Pershing LLC Beneficiary Account #: 890-051238-5 Ultimate Beneficiary: Kenneth Spitzbard Ultimate Beneficiary Account #: 5NL-212706	Payment of Repurchase Price

D.14	$93,018.00	Purchase	Chris Fraser	Bank: MELLON BANK PITTSBURGH, PA 15258-0001 ABA: 043000261 FOR CREDIT TO: MERRILL LYNCH ACCOUNT#: 101-1730 FOR FURTHER CR EDIT TO: CHRISTOPHER T. FRASER & KAREN C. FRASER ACCOUNT # 874-45558	Payment of Repurchase Price

D.15	$78,503.00	Purchaser	Rae Fairfield	Bank: Wilmington Trust Company Account Holder: Rae Ko Fairfield and Thomas L. Fairfield Account Number: 27852386 Routing Number: 031100092 Wire Transfer Dept.: 302-651-1733	Payment of Repurchase Price

D.16	$29,097.00	Purchaser	Bard Financial Service Profit Sharing Plan

Bank: The Bank of New York

ABA Number: 021000018

Beneficiary: Pershing LLC

Beneficiary Account # 890-051238-5

Ultimate Beneficiary:  Bard Financial
Services, PSP

Ultimate Beneficiary Account #: 5NL-212797

					Payment of Repurchase Price

D.17	$28,620.00	Purchaser	Jay & Melanie Steinberg	Bank: HSBC Bank ABA Number: 021001088 Ultimate Beneficiary: Jay & Melanie Steinberg Ultimate Beneficiary Account Number: 626002249	Payment of Repurchase Price

D.18	$900,000.00	Purchaser	OCI Group	Bank Name : Comerica Bank ABA No : 072000096 Account Name : OCI Chemical Corporation Acct.No : 1851445658	Payment of Repurchase Price

D.19	$11,448.00	Purchaser	Aaron Konecky	Commerce Bank Routing# 031201360. Account# 2842227 Account Name: Aaron Konecky	Payment of Repurchase Price

D.20	$42,400.00	Purchaser	Andrew Esposito	Check	Payment of Repurchase Price

D.21	$17,172.00	Purchaser	Jon Gassett	Check	Payment of Repurchase Price

D.22	$6,106.00	Purchaser	David Eldredge	People’s United Bank ABA# 221172186 Acct# 0434089198 Name on account: Stacey Cooper Eldredge David Eldredge	Payment of Repurchase Price

ORIX

Limited Consent and Second Amendment

to Loan and Security Agreement

Borrowers:	(1) Tangoe, Inc.
(2) Traq Wireless, Inc.

Date:	December 23, 2008

This LIMITED CONSENT AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of the date set forth above by and among ORIX VENTURE FINANCE LLC, a Delaware limited liability company (“ORIX”), and TANGOE, INC., a Delaware corporation (“Tangoe”), and TRAQ WIRELESS, INC., a Delaware corporation (“Traq” and Tangoe hereinafter, jointly and severally, individually and collectively, “Borrower”).

RECITALS:

WHEREAS, Borrower and ORIX are parties to that certain Loan and Security Agreement dated March 9, 2007 as amended by a Limited Consent and First Amendment to Loan and Security Agreement dated July 28, 2008 (as from time to time further amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which ORIX has agreed to make loans and other extensions of credit to Borrower in accordance with the terms thereof;

WHEREAS, Tangoe, Internoded, Inc., a Delaware corporation (“Seller”), and the Stockholders of Seller identified therein are parties to a certain Asset Purchase Agreement, dated as of December 23, 2008 (the “Asset Purchase Agreement”), pursuant to which Tangoe has agreed to purchase certain assets from Seller on the terms and conditions set forth in the Asset Purchase Agreement (the “Acquisition”):

WHEREAS, in connection with the foregoing, Borrower has requested that ORIX consent to the consummation of the Acquisition and agree to amend the Loan Agreement as provided herein;

WHEREAS, ORIX has agreed to consent to the Acquisition and amend the Loan Agreement on the terms and subject to the conditions set forth herein;

WHEREAS, this Amendment shall constitute a Loan Document and capitalized terms used but not otherwise defined in this Amendment shall have the meanings described to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1               Limited Consent.  In reliance upon the representations and warranties made by Borrower set forth in Section 3 below and subject to the prior satisfaction of the conditions to effectiveness set forth in Section 4 below, ORIX hereby consents to the consummation of the Acquisition in accordance with the terms of the Asset Purchase Agreement, delivered pursuant to Section 4(e) hereof and acknowledges that the consummation of the Acquisition in accordance with the terms of the Asset Purchase Agreement, delivered pursuant to Section 4(e) hereof, shall not constitute a Default under Sections 4.5(ii) and 4.5(xiii) of the Loan Agreement.  Without limiting the foregoing, in the event Seller exercises its option to unwind the Acquisition in accordance with the terms of Section 2.11 of the Asset Purchase Agreement, delivered pursuant to Section 4(e) hereof, and provided that Seller has taken all actions required under such Section 2.11, ORIX hereby consents to Tangoe’s transfer of the Purchased Assets (as defined in the Asset Purchase Agreement) to Seller free and clear of ORIX’s liens and security interests thereon.  For purposes hereof, the parties hereto hereby acknowledge and agree that the consent provided herein is a limited consent and shall not constitute a consent to any other agreement or matter or a waiver of any other provision of the Loan Agreement or any other Loan Document.

Section 2               Amendments to Loan Agreement.

(a)           Section 2 (Interest) of the Schedules is hereby deleted in its entirety and replaced with Section 2 as set forth on Exhibit A attached hereto.

(b)           Section 6 (Financial Covenants) of the Schedule is hereby deleted in its entirety and replaced with Section 6 (Financial Covenants) as set forth on Exhibit B attached hereto.

(c)           Section 3 of the Loan Agreement is hereby amended by adding the following new Sections at the end thereof:

“3.11      Landlord/Bailee Waiver.  Borrower shall use its best efforts to deliver, or caused to be delivered, from Borrower’s landlords, on or before January 23, 2009, to ORIX, a duly executed landlord waiver or bailee’s waiver, as applicable, for each location where any Collateral is located, including, but not limited to, the property located at (i) 1440 Main Street, Waltham, MA, (ii) 20 Waterview Boulevard, Parsippany-Troy Hills, NJ, and (iii) 152 Madison Avenue, 18th Floor, New York, NY, each in form and substance acceptable to ORIX.

3.12        Solvency Certificate.  On or before January 31, 2009, ORIX shall have received a certificate, duly executed by the Chief Financial Officer of Borrower, as to the solvency of Borrower and its subsidiary following the consummation of the transactions contemplated by the Acquisition (as defined in the Limited Consent and Second Amendment to Loan and Security Agreement, dated as of December 23, 2008, between Borrower and ORIX (the “Second Amendment”)) and under the Asset Purchase Agreement (as defined in the Second Amendment), with projected, pro forma, cash flow and unaudited financial statement of the Borrower and its subsidiaries, in form and substance acceptable to ORIX.

3.13        Deposit Account Control Agreements.  On or before January 23, 2009, Borrower shall have delivered, or caused to be delivered, a Deposit Account Control Agreement for each account maintained by Borrower with Comerica Bank, in form and substance acceptable to ORIX, duly executed by Borrower and Comerica Bank.”

(d)           Section 8 of the Loan Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

“Base Rate” means a per annum interest rate equal to the greater of (a) the Prime Rate, (b) the LIBOR Rate plus two and one-half percent (2.50%) or (c) three and one-half percent (3.50%).

“LIBOR Rate” means (i) the three-month London Interbank Offered Rate for deposits in U.S. dollars, as shown each day in The Wall Street Journal (Eastern Edition) under the caption “Money Rates - London Interbank Offered Rates (LIBOR)”; or (ii) if the Wall Street Journal does not publish such rate, the offered one-month rate for deposits in U.S. dollars which appears on the Reuters Screen LIBO Page as of 10:00 a.m., New York time, each day, provided that if at least two rates appear on the Reuters Screen LIBO Page on any day, the “LIBOR Rate” for such day shall be the arithmetic mean of such rates; or (iii) if the Wall Street Journal does not publish such rate on a particular day and no such rate appears on the Reuters Screen LIBO Page on such day, the rate as comparable to the foregoing, as determined in good faith by ORIX (which determination shall be conclusive absent manifest error).”

Section 3               Representations and Warranties.  To induce ORIX to enter into this Amendment, Borrower represents and warrants that:

(a)           No Default.  After giving effect to this Amendment and the Acquisition, no Default or Event of Default shall have occurred to be continuing as of the date hereof;

(b)           Representations and Warranties.  As of the date hereof and, after giving effect to this Amendment and the transactions contemplated hereby, all representations and warranties by (i) Borrower contained in the Loan Agreement, and (ii) Tangoe contained in the Asset Purchase Agreement, are, in each case true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date;

(c)           Corporate Authority.  (i) The execution, delivery and performance by Borrower of this Amendment and the Asset Purchase Agreement are within its corporate powers and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) this Amendment is the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms and (iii) neither the execution, delivery or performance by Borrower of this Amendment or the Asset Purchase Agreement (1) violates any law or regulation, or any other or decree of any governmental authority, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound, (3) results in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Collateral, (4) violates or conflicts with the articles of incorporation or bylaws of Borrower, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained; and

(d)           Event of Default.  By its signature below, Borrower agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect in any material respect as of the date when made or deemed made.

Section 4               Conditions Precedent.  The effectiveness of this Amendment, and the obligation of ORIX to make any Loans, is subject to the following conditions precedent:

(a)           Amendment.  ORIX shall have received a true and complete copy of this Amendment, duly executed by Borrower.

(b)           Subordination Agreement.  ORIX shall have received a true and complete copy of a Subordination Agreement, duly executed by Seller, as subordinated creditor, in favor of ORIX, as senior lender, in form and substance acceptable to ORIX.

(c)           Intellectual Property Security Agreement.  ORIX shall have received a true and complete copy of the Intellectual Property Security Agreement, in the form attached as Exhibit C hereto, duly executed by Tangoe.

(d)           Representation and Warranties.  ORIX shall have received a true and complete copy of an updated Representation and Warranties signed by Borrower, which reflects the Acquisition and in form and substance satisfactory to ORIX.

(e)           Solvency Certificate.  ORIX shall have received a certificate, duly executed by the Chief Financial Officer of Borrower, dated as of the date hereof, as to the solvency of Borrower and its subsidiary following the consummation of the transactions contemplated hereunder and under the Asset Purchase Agreement, in form and substance satisfactory to ORIX.

(f)            Asset Purchase Agreement.  ORIX shall have received a true and complete copy of the Asset Purchase Agreement, together with true and complete copies of all exhibits and schedules thereto and all other documents related thereto, each in form and substance reasonably satisfactory to ORIX, duly executed and delivered by each of the parties thereto.

(g)           Acquisition.  Tangoe and Seller shall have satisfied all terms and conditions to the Acquisition in accordance with the terms and conditions of the Asset Purchase

Agreement (including, satisfaction or waiver of all conditions precedent as set forth in Sections 6 and 7 of the Asset Purchase Agreement), as in effect on the date hereof, without waiver, modification, or delay in the performance thereof.

(h)           Secretary’s Certificates.  ORIX shall have received a certificate from each Borrower, executed by Borrower’s corporate secretary or an assistant secretary, dated as of the date hereof (i) attaching resolutions of Borrower’s Board of Directors, approving and authorizing the execution, delivery and performance of the Amendment and the Asset Purchase Agreement and the transactions to be consummated in connection therewith, which certificate shall be in form and substance satisfactory to ORIX and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (ii) attaching certified copies of Borrower’s organizational documents, certificate of good standing, and foreign qualifications, and (ii) stating that (A) all of the representations and warranties of Borrower contained in the Loan Documents and the Asset Purchase Agreement are true and correct in all material respects as of such date, and (B) no event has occurred and is continuing, which constitutes an Event of Default.

(i)            Legal Opinion.  ORIX shall have received an opinion of Shipman & Goodwin LLP, counsel to each Borrower, in form and substance satisfactory to ORIX.

(j)            Purchased Assets.  Borrower shall have delivered, or caused to be delivered, any and all documentation reasonably requested by ORIX in order to perfect a first priority lien in favor of ORIX on the Purchased Assets (as defined in the Asset Purchase Agreement) that constitute Collateral.

(k)           Release of Existing Liens.  Borrower shall have delivered, or caused to be delivered, any and all lien terminations, intellectual property releases, or other documentation reasonably requested by ORIX to release any existing liens on the Purchased Assets (as defined in the Asset Purchase Agreement), each in form and substance acceptable to ORIX.

(l)            [Intentionally Omitted].

(m)          Cost and Expenses.  Borrower shall have reimbursed ORIX for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by ORIX in connection with this Amendment.

(n)           No Default.  No Default or Event of Default under the Loan Agreement, as amended hereby, or the Asset Purchase Agreement, shall have occurred and be continuing.

(o)           Warranties and Representations.  After giving effect to this Amendment, the Acquisition and the transactions contemplated hereby and thereby, the warranties and representations of Borrower contained in the Loan Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Borrower as of the date hereof.

(p)           Material Adverse Change.  ORIX shall have determined, in its sole discretion, that there is no Material Adverse Change (financial or otherwise).

(q)           Other Requirements.  ORIX shall have received such other documentation and information which it shall have requested pursuant to this Amendment.

Section 5               Reference to and Effect on Loan Documents.

(a)           Ratification.  Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Loan Agreement or any other Loan Document.  Borrower hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(b)           Intellectual Property Security Agreements.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Intellectual Property Security Agreement, dated as of March 9, 2007, between Borrower and ORIX (the “IP Agreement”), and acknowledges, confirms and agrees that the IP Agreement contains an accurate and complete listing of all Intellectual Property (other than the new Intellectual Property which is subject to the Intellectual Property Security Agreement being delivered in accordance with Section 4(c) of this Agreement), and shall remain in full force and effect.

(c)           Representations.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Representations, and acknowledges, confirms and agrees the disclosures and information Borrower provided to ORIX in the Representations have not changed, as of the date hereof.

(d)           No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of ORIX under the Loan Agreement or any of the other Loan Documents, other than to the extent expressly set forth herein or previously waived in writing.

(e)           References.  Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” or “the Loan Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended hereto.

Section 6               Releases.  In further consideration of ORIX’s execution of this Amendment, Borrower for itself and on behalf of its respective successors (including, without limitation, any trustees acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, subsidiaries and affiliates, hereby forever releases ORIX and their respective successors, assigns, parents, subsidiaries, affiliates, officers, employees directors, agents and attorneys (collectively, the “Releasees”‘) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”), that

Borrower may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take prior to the date this Amendment was executed with respect to the Obligations, any Collateral, the Loan Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations, other than arising out of such Releasee’s gross negligence or willful misconduct, as finally determined by a non-appealable court of competent jurisdiction.  This provision shall survive and continue in full force and effect whether or not Borrower shall satisfy all other provisions of this Amendment, the Loan Documents or the Loan Agreement including payment in full of all Obligations.

Section 7               Miscellaneous.

(a)           Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Borrower and ORIX and their respective successors and assigns.

(b)           ENTIRE AGREEMENT.  THIS AMENDMENT REPRESENTS THE ENTIRE, FINAL AGREEMENT AND UNDERSTANDING CONCERNING THE SUBJECT MATTER HEREOF BETWEEN THE PARTIES HERETO, AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS AND DISCUSSIONS, REPRESENTATIONS, WARRANTIES, COMMITMENTS, PROPOSALS, OFFERS AND CONTRACTS CONCERNING THE SUBJECT MATTER HEREOF, WHETHER ORAL OR WRITTEN. THIS AMENDMENT, ANY SUPPLEMENTS HERETO, AND ANY INSTRUMENTS OR DOCUMENTS DELIVERED OR TO BE DELIVERED IN CONNECTION HEREWITH MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

(c)           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)           Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)           Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)            Incorporation of Loan Agreement Provisions.  The provisions contained in Section 9.9 (Governing Law) and Section 9.10 (Jury Waiver) of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Signatures follow]

IN WITNESS WHEREOF, this Amendment has been duly executed on the date first written above.

Borrower:

TANGOE, INC.

By	/s/ Albert R. Subbloie
President or Vice President

By	/s/ Gary R. Martino
Secretary or Assistant Secretary

TRAQ WIRELESS, INC.

By	/s/ Albert R. Subbloie
President or Vice President

By	/s/ Gary R. Martino
Secretary or Assistant Secretary

ORIX:

ORIX VENTURE FINANCE LLC

By	/s/ Kevin P. Sheehan
Kevin P. Sheehan,
President

EXHIBIT A

2. INTEREST.

Interest Rate
(Section 1.3):	The Term Loan shall bear interest at an interest rate equal to the Base Rate in effect from time to time, plus 5.75% per annum.

The Revolving Loans shall bear interest at an interest rate equal to the Base Rate in effect from time to time, plus 3.0% per annum.

Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. “Base Rate” shall have the meaning set forth in Section 8 of this Agreement.

EXHIBIT B

6. FINANCIAL COVENANTS.
(Section 4.8):
	Borrower shall comply with the following financial covenants. Compliance shall be measured quarterly, except as otherwise provided below.

EBITDA:	Borrowers’ EBITDA determined on a consolidated basis, shall not be less than the following amounts during the following periods:

	Period	Minimum EBITDA
	3 months ended December 31, 2008	$400,000
	6 months ended March 31, 2009	$1,000,000
	9 months ended June 31, 2009	$2,000,000
	12 months ended September 30, 2009	$3,000,000
	12 months ended December 31, 2009	$4,500,000

For each 12 month period ending on March 31, June 31, September 30 and December 31 thereafter, through and including December 31, 2011, the minimum amount of EBITDA for each such period shall be an amount negotiated for in good faith, and agreed to in writing, by Borrower and ORIX and which is based upon the most recent budget, operating plan and other financial information of Borrower provided to ORIX, provided, however, if Borrower and ORIX do not reach agreement for the minimum amount of EBITDA for any such period, Borrower and ORIX hereby agree that the minimum amount of EBITDA for such period will be equal to the sum of $250,000 plus the minimum amount of EBITDA established for the immediately preceding period, provided, further, however, that any shortfall in Borrower’s EBITDA will be waived by ORIX if it receives evidence within 30 days of the end of the applicable period, satisfactory to ORIX, that either (i) Borrower has raised Subordinated Debt in an amount equal to any such shortfall, or (ii) Borrower maintained on the last day of the applicable period, unrestricted cash and cash equivalents, in an account or accounts with respect to which ORIX has a first priority security interest and has obtained an account control agreement or account control agreements, in form and substance satisfactory to ORIX, of not less than $6,000,000.00.

Minimum Liquidity:

Borrower shall maintain at all times, unrestricted cash and cash equivalents, in an account or accounts with respect to which ORIX has a first priority security interest and has obtained an account control agreement or account control agreements, in form and substance satisfactory to ORIX, of not less than $4,000,000.00. Following ORIX’s review of the Borrower’s audited financial statements for fiscal year ended December 31, 2008, ORIX may in its sole and absolute discretion (but shall have no obligation to do so), eliminate this “Minimum Liquidity” covenant upon written notice thereof from ORIX to Borrower.

Definitions:

“EBITDA” shall mean for any period (the “Applicable Period”), the net income of Borrower for the Applicable Period, before interest, taxes, depreciation and other non-cash amortization expenses (including stock compensation expenses and impairment of intangibles) as determined in accordance with GAAP.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to ORIX (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to ORIX entered into between ORIX and the other creditor), on terms acceptable to ORIX.

EXHIBIT C

Intellectual Property Security Agreement

[See attached]

ORIX

Third Amendment
to Loan and Security Agreement

Borrowers:	(1) Tangoe, Inc.
(2) Traq Wireless, Inc.

Date:	March 9, 2009

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of the date set forth above by and among ORIX VENTURE FINANCE LLC, a Delaware limited liability company (“ORIX”), TANGOE, INC., a Delaware corporation (“Tangoe”), and TRAQ WIRELESS, INC., a Delaware corporation (“Traq”; Traq and Tangoe are hereinafter referred to, jointly and severally, individually and collectively, as “Borrower”).

RECITALS:

WHEREAS, Borrower and ORIX are parties to that certain Loan and Security Agreement dated March 9, 2007, as amended by the Limited Consent and First Amendment to Loan and Security Agreement dated July 28, 2008, and the Limited Consent and Second Amendment to Loan and Security Agreement dated December 23, 2008 (as from time to time further amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which ORIX has agreed to make loans and other extensions of credit to Borrower in accordance with the terms thereof;

WHEREAS, in accordance with Section 9.9 of the Loan Agreement, Borrower and ORIX desire to amend the Loan Agreement as provided herein; and

WHEREAS, this Amendment shall constitute a Loan Document and capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1               Amendments to Loan Agreement.

(a)           Section 1(b)(4) (Revolving Loan Maturity Date) of the Schedule is hereby deleted in its entirety and replaced with the following:

“(4)         Revolving Loan Maturity Date.  Subject to the terms and conditions set forth in this Agreement, Revolving Loans may be borrowed, repaid and re-borrowed until June 30, 2009 (the “Revolving Loan Maturity Date”) on which date the entire unpaid principal balance of the Revolving Loans and all accrued and unpaid interest thereon shall be due and payable.  After the Revolving Loan Maturity Date, no further Revolving Loans shall be made.”

(b)           Section 2 (Interest) of the Schedule is hereby deleted in its entirety and replaced with Section 2 as set forth on Exhibit A attached hereto.

(c)           Section 5 (Reporting) of the Schedule is hereby deleted in its entirety and replaced with Section 5 as set forth on Exhibit B attached hereto.

(d)           Section 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“2.1 Security Interest.

(a)           To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to ORIX a security interest in all of the following (collectively, the “Collateral”): all right, title and interest of Borrower in and to the following, whether now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all General Intangibles (including without limitation all Intellectual Property and Deposit Accounts); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Borrower’s books relating to any of the above, including without limitation the assets identified in the Representations.  Notwithstanding the foregoing, once all Obligations related to the Term Loan have been paid in full, the Collateral shall not include the Released Intellectual Property.

(b)           Notwithstanding the foregoing, upon the occurrence of (i) Borrower entering into a substitute working capital revolving facility (the “Replacement Revolving Facility”), with an entity other than ORIX that is reasonably acceptable to ORIX (the “Replacement Revolving Lender”), which Replacement Revolving Facility, and the credit agreement and other loan documents delivered in connection therewith (collectively, the “Replacement Revolving Loan Documents”), are each in form and substance reasonably acceptable to ORIX in all respects (including, but not limited to, the maximum availability for all outstanding borrowings and other financial accommodations thereunder, the maximum aggregate commitment of the Replacement Revolving Lender thereunder, the borrowing base thereunder and the advance rate thereunder), (ii) the repayment in cash and in full of all principal and accrued and unpaid interest on all outstanding Revolving Loans, and (iii) the irrevocable termination of ORIX’s commitment to make Revolving Loans under this Agreement, ORIX shall (x) subordinate its security interest in the portion of the Collateral consisting solely of cash, accounts receivable and Inventory, to the security interest of the Replacement Revolving Lender in such assets, and (y) permit Borrower to grant the Replacement Revolving Lender a security interest in all Collateral other than cash, accounts receivable and Inventory so long as such security interest is expressly subordinate to ORIX’s security interest in such Collateral, in each case pursuant to the terms of an intercreditor agreement between ORIX and the Replacement Revolving Lender, in form and substance satisfactory to ORIX.”

(e)           Section 4 of the Loan Agreement is hereby amended by adding the following new Section 4.13 at the end thereof:

“4.13 Revolving Loan Fee.  If on or before June 30, 2009 (a) each of the events specified in clauses (i), (ii) and (iii) of Section 2.1(b) of this Agreement have not been satisfied to the satisfaction of ORIX, and (b) ORIX and the Replacement Revolving Lender have not entered into and delivered an intercreditor agreement, in form and substance satisfactory to ORIX, Borrower shall pay to ORIX, for the account of ORIX, a fee in the amount of $30,000 (the “Revolving Loan Fee”).  The Revolving Loan Fee shall be deemed fully earned on June 30, 2009 if each of the above conditions are not satisfied and shall be nonrefundable upon its receipt by ORIX.”

(f)            Section 8 of the Loan Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

“Replacement Revolving Facility” has the meaning set forth in Section 2.1.

“Replacement Revolving Lender” has the meaning set forth in Section 2.1.

“Replacement Revolving Loan Documents” has the meaning set forth in Section 2.1.

“Revolving Loan Fee” has the meaning set forth in Section 4.13.

Section 2                                               Representations and Warranties.  To induce ORIX to enter into this Amendment, Borrower represents and warrants that:

(a)                                  No Default.  After giving effect to this Amendment, no Default or Event of Default shall have occurred to be continuing as of the date hereof;

(b)                                 Representations and Warranties.  As of the date hereof and, after giving effect to this Amendment and the transactions contemplated hereby, all representations and warranties by Borrower contained in the Loan Agreement and the other Loan Documents, are, in each case true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date;

(c)                                  Corporate Authority.  (i) The execution, delivery and performance by Borrower of this Amendment is within its corporate powers and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) this Amendment is the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms and (iii) the execution, delivery or performance by Borrower of this Amendment does not (1) violate any law or regulation, or any other or decree of any governmental authority, (2) conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound, (3) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Collateral, (4) violate or conflict with the articles of incorporation or bylaws of Borrower, or (5) require the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained; and

(d)                                 Event of Default.  By its signature below, Borrower agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect in any material respect as of the date when made or deemed made.

Section 3                                               Conditions Precedent.  The effectiveness of this Amendment, and the obligation of ORIX to make any Loans, is subject to the following conditions precedent:

(a)                                  Amendment.  ORIX shall have received a true and complete copy of this Amendment, duly executed by Borrower.

(b)                                 Secretary’s Certificates.

(i)                                     ORIX shall have received a certificate from Traq, executed by Traq’s corporate secretary or an assistant secretary, dated as of the date hereof (A) attaching resolutions of Traq’s Board of Directors, approving and authorizing the execution, delivery and performance of the Amendment and the transactions to be consummated in connection therewith, which certificate shall be in form and substance satisfactory to ORIX and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (B) attaching certified copies of Traq’s organizational documents, certificate of good standing, and foreign qualifications, and (C) stating that (1) after giving effect to the Amendment and the transactions contemplated hereby, the representations and warranties of Traq contained in the Loan Documents are true and correct in all material respects as of the effective date of the Amendment, with the same effect as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier date, (2) no event has occurred and is continuing, which constitutes a Default or an Event of Default, and (3) there is no Material Adverse Change (financial or otherwise).

(ii)                                  ORIX shall have received a certificate from Tangoe, executed by Tangoe’s corporate secretary or an assistant secretary, dated as of the date hereof (A) attaching certified copies of Tangoe’s organizational documents, certificate of good standing, and foreign qualifications, and (B) stating that (1) after giving effect to the Amendment and the transactions contemplated hereby, the representations and warranties of Tangoe contained in the Loan Documents are true and correct in all material respects as of the effective date of the Amendment, with the same effect as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier date, (2) no event has occurred and is continuing, which constitutes a Default or an Event of Default, and (3) there is no Material Adverse Change (financial or otherwise).

(c)                                  Amendment Fee.  Borrower shall pay to ORIX, for the account of ORIX, an amendment fee in the amount of $20,000 (the “Amendment Fee”), which Amendment Fee shall be deemed fully earned upon the execution of this Amendment and nonrefundable upon its receipt by ORIX.

(d)                                 Cost and Expenses.  Borrower shall have reimbursed ORIX for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by ORIX in connection with this Amendment.

(e)                                  No Default.  No Default or Event of Default under the Loan Agreement, as amended hereby, shall have occurred and be continuing.

(f)                                    Warranties and Representations.  After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Borrower contained in the Loan Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Borrower as of the date hereof.

(g)                                 Material Adverse Change.  ORIX shall have determined, in its sole discretion, that there is no Material Adverse Change (financial or otherwise).

(h)                                 Other Requirements.  ORIX shall have received such other documentation and information which it shall have requested pursuant to this Amendment.

Section 4                                               Reference to and Effect on Loan Documents.

(a)                                  Ratification.  Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Loan Agreement or any other Loan Document.  Borrower hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(b)                                 Representations.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Representations, and acknowledges, confirms and agrees the disclosures and information Borrower provided to ORIX in the Representations dated as of December 23, 2008, have not changed, as of the date hereof.

(c)                                  No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of OREX under the Loan Agreement or any of the other Loan Documents.

(d)                                 References.  Upon the effectiveness of this Amendment each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” or “the Loan Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended hereto.

Section 5                                               Releases.  In further consideration of ORIX’s execution of this Amendment, Borrower for itself and on behalf of its respective successors (including, without limitation, any trustees acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, subsidiaries and affiliates, hereby forever releases OREX and their respective successors, assigns, parents, subsidiaries, affiliates, officers, employees directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”), that Borrower may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take prior to the date this Amendment was executed with respect to the Obligations, any Collateral, the Loan Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations, other than arising out of such Releasee’s gross negligence or willful misconduct, as finally determined by a non-appealable court of competent jurisdiction.  This provision shall survive and continue in full force and effect whether or not Borrower shall satisfy all other provisions of this Amendment, the Loan Documents or the Loan Agreement including payment in full of all Obligations.

Section 6                                               Authorization and Ratification of Amendment.  On or before March 11, 2009, ORIX shall have received a certificate from Tangoe, executed by Tangoe’s corporate secretary or an assistant secretary, dated as of the date of such delivery, attaching resolutions of Tangoe’s Board of Directors, approving and authorizing the execution, delivery and performance of the Amendment and the transactions to be consummated in connection therewith, and ratifying any activities previously taken in connection therewith, which certificate shall be in form and substance satisfactory to ORIX and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded (the “Certificate of Authorization”).  Notwithstanding anything to the contrary in the Loan Agreement or the other Loan Documents, the Borrower and ORIX hereby agree that it shall constitute an Event of Default if ORIX does not receive the Certificate of Authorization on or before March 11, 2009.

Section 7                                               Miscellaneous.

(a)                                  Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Borrower and ORIX and their respective successors and assigns.

(b)                                 ENTIRE AGREEMENT.  THIS AMENDMENT REPRESENTS THE ENTIRE, FINAL AGREEMENT AND UNDERSTANDING CONCERNING THE SUBJECT MATTER HEREOF BETWEEN THE PARTIES HERETO, AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS AND DISCUSSIONS, REPRESENTATIONS, WARRANTIES, COMMITMENTS, PROPOSALS, OFFERS AND CONTRACTS CONCERNING THE SUBJECT MATTER HEREOF, WHETHER ORAL OR WRITTEN.  THIS AMENDMENT, ANY SUPPLEMENTS HERETO, AND ANY INSTRUMENTS OR DOCUMENTS DELIVERED OR TO BE DELIVERED IN CONNECTION HEREWITH MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

(c)                                  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)                                 Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)                                  Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)                                    Incorporation of Loan Agreement Provisions.  The provisions contained in Section 9.9 (Governing Law) and Section 9.10 (Jury Waiver) of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Signatures follow]

IN WITNESS ‘WHEREOF, this Amendment has been duly executed on the date first written above.

Borrower:

TANGOE, INC.

	By	/s/ Albert R. Subbloie
President or Vice President

	By	/s/ Gary R. Martino
Secretary or Assistant Secretary

TRAQ WIRELESS, INC.

	By	/s/ Albert R. Subbloie
President or Vice President

	By	/s/ Gary R. Martino
Secretary or Assistant Secretary

ORIX:

ORIX VENTURE FINANCE LLC

	By	/s/ Kevin P. Sheehan
Kevin P. Sheehan,
President and CEO

EXHIBIT A

2. INTEREST.

Interest Rate
(Section 1.3):

The Term Loan shall bear interest at an interest rate equal to the greater of (i) the Base Rate in effect from time to time, plus 5.75% per annum, and (ii) the interest rate charged at any time in accordance with the Replacement Revolving Loan Documents.

The Revolving Loans shall bear interest at an interest rate equal to the Base Rate in effect from time to time, plus 5.75% per annum.

Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. “Base Rate” shall have the meaning set forth in Section 8 of this Agreement.

EXHIBIT B

5. REPORTING
(Section 4.2):	Borrower, at its expense, shall provide ORIX with the following:

(a) Monthly reconciliations of accounts receivable agings (aged by invoice date) and borrowing base report, within thirty days after the end of each month;

(b) Monthly accounts payable agings, aged by invoice date, if any, within thirty days after the end of each month;

(c) Monthly financial statements within thirty days after the end of each month;

(d)         Annual, unqualified financial statements, audited by independent certified public accountants acceptable to ORIX (provided that, as of the date of this Agreement, Borrower’s certified public accounting firm is Deloitte & Touche USA, LLC, which is acceptable to ORIX), within one hundred fifty days after the end of each fiscal year of Borrower;

(e) Compliance certificates within fifteen days after the end of each month, confirming that no Defaults have occurred, at such intervals and times as ORIX shall specify;

(f) Within five (5) days of ORIX’s request, transaction reports, general ledger, and outstanding or held check registers;

(g) Budgets, sales projections, operating plans or other financial information reasonably requested by ORIX;

(h)         No later than April 15, 2009, confirmation of whether or not Borrower has received an executed commitment letter from one or more entities (each a “Proposed Replacement Revolving Lender”), which commitment letter shall specify the terms and conditions for the Replacement Revolving Loan Documents;

(i)             No later than April 30, 2009, confirmation of whether or not Borrower has selected and engaged a Proposed Replacement Revolving Lender, which ORIX has indicated in writing is reasonably acceptable to it, and if such a Proposed Replacement Revolving Lender has been selected and engaged, delivery to ORIX of the applicable commitment letter (with all exhibits and attachments relating thereto), executed by such Proposed Replacement Revolving Lender and Borrower;

(j)             No later than May 29, 2009, confirmation of whether or not the Proposed Replacement Revolving Lender selected and engaged in accordance with clause (i) above has received internal credit approval for the Replacement Revolving Loan Documents;

(k)          No later than June 15, 2009, confirmation of whether or not a draft of any Replacement Revolving Loan Document has been distributed to Borrower, and if any such draft has been distributed, delivery to ORIX of each such draft; and

(l)             No later than June 30, 2009, confirmation of whether or not (i) final versions of the Replacement Revolving Loan Documents, each in form and substance reasonably satisfactory to ORIX, have been executed and delivered by Borrower and the Proposed Replacement Revolving Lender selected and engaged in accordance with clause (i) above, and (ii) all of the conditions to effectiveness of the Replacement Revolving Loan Documents have been satisfied, and if such final versions of the Replacement Revolving Loan Documents have been fully executed, delivery to ORIX of each such executed Replacement Revolving Loan Document.

ORIX

Fourth Amendment
to Loan and Security Agreement

Borrowers:	(1) Tangoe, Inc.
(2) Traq Wireless, Inc.

Date:	June 29, 2009

This FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of the date set forth above by and among ORIX VENTURE FINANCE LLC, a Delaware limited liability company (“ORIX”).  TANGOE, INC., a Delaware corporation (“Tangoe”), and TRAQ WIRELESS, INC., a Delaware corporation (“Traq”; Traq and Tangoe are hereinafter referred to, jointly and severally, individually and collectively, as “Borrower”).

RECITALS:

WHEREAS, Borrower and ORIX are parties to that certain Loan and Security Agreement dated March 9, 2007, as amended by the Limited Consent and First Amendment to Loan and Security Agreement dated July 28, 2008, the Limited Consent and Second Amendment to Loan and Security Agreement dated December 23, 2008 and the Third Amendment to Loan and Security Agreement dated March 9, 2009 (as from time to time further amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which ORIX has agreed to make loans and other extensions of credit to Borrower in accordance with the terms thereof;

WHEREAS, in accordance with Section 9.9 of the Loan Agreement, Borrower and ORIX desire to amend the Loan Agreement as provided herein; and

WHEREAS, this Amendment shall constitute a Loan Document and capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1                                               Amendments to Loan Agreement.

(a)                                  Section 1(b)(4) (Revolving Loan Maturity Date) of the Schedule is hereby deleted in its entirety and replaced with the following:

“(4) Revolving Loan Maturity Date.  Subject to the terms and conditions set forth in this Agreement, Revolving Loans may be borrowed, repaid and re-borrowed until June 30, 2010 (the “Revolving Loan Maturity Date”) on which date the entire unpaid principal balance of the Revolving Loans and all accrued and unpaid interest thereon shall be due and payable.  After the Revolving Loan Maturity Date, no further Revolving Loans shall be made.”

(b)                                 Section 2 (Interest) of the Schedule is hereby deleted in its entirety and replaced with Section 2 as set forth on Exhibit A attached hereto.

(c)                                  Subsections (h) - (l) of Section 5 of the Schedule are hereby deleted in their entirety.

Section 2                                               Representations and Warranties.  To induce ORIX to enter into this Amendment, Borrower represents and warrants that:

(a)                                  No Default.  After giving effect to this Amendment, no Default or Event of Default shall have occurred to be continuing as of the date hereof;

(b)                                 Representations and Warranties.  As of the date hereof and, after giving effect to this Amendment and the transactions contemplated hereby, all representations and warranties by Borrower contained in the Loan Agreement and the other Loan Documents, are, in each case true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date;

(c)                                  Corporate Authority.  (i) The execution, delivery and performance by Borrower of this Amendment is within its corporate powers and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) this Amendment is the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms and (iii) the execution, delivery or performance by Borrower of this Amendment does not (1) violate any law or regulation, or any other or decree of any governmental authority, (2) conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound, (3) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Collateral, (4) violate or conflict with the articles of incorporation or bylaws of Borrower, or (5) require the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained; and

(d)                                 Event of Default.  By its signature below, Borrower agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect in any material respect as of the date when made or deemed made.

Section 3                                               Conditions Precedent.  The effectiveness of this Amendment, and the obligation of ORIX to make any Loans, is subject to the following conditions precedent:

(a)                                  Amendment.  ORIX shall have received a true and complete copy of this Amendment, duly executed by Borrower.

(b)                                 Secretary’s Certificates.

(i)                                     ORIX shall have received a certificate from Traq, executed by Traq’s corporate secretary or an assistant secretary, dated as of the date hereof (A) attaching resolutions of Traq’s Board of Directors, approving and authorizing the execution, delivery and performance of the Amendment and the transactions to be consummated in connection therewith, which certificate shall be in form and substance satisfactory to ORIX and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (B) attaching certified copies of Traq’s organizational documents, certificate of good standing, and foreign qualifications, and (C) stating that (1) after giving effect to the Amendment and the transactions contemplated hereby, the representations and warranties of Traq contained in the Loan Documents are true and correct in all material respects as of the effective date of the Amendment, with the same effect as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier date, (2) no event has occurred and is continuing, which constitutes a Default or an Event of Default, and (3) there is no Material Adverse Change (financial or otherwise).

(ii)                                  ORIX shall have received a certificate from Tangoe, executed by Tangoe’s corporate secretary or an assistant secretary, dated as of the date hereof (A) attaching resolutions of Tangoe’s Board of Directors, approving and authorizing the execution, delivery and performance of the Amendment and the transactions to be consummated in connection therewith, which certificate shall be in form and substance satisfactory to ORIX and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (B) attaching certified copies of Tangoe’s organizational documents, certificate of good standing, and foreign qualifications, and (C) stating that (1) after giving effect to the Amendment and the transactions contemplated hereby, the representations and warranties of Tangoe contained in the Loan Documents are true and correct in all material respects as of the effective date of the Amendment, with the same effect as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier date, (2) no event has occurred and is continuing, which constitutes a Default or an Event of Default, and (3) there is no Material Adverse Change (financial or otherwise),

(c)                                  Amendment Fee.  Borrower shall pay to ORIX, for the account of ORIX, an amendment fee in the amount of $20,000 (the “Amendment Fee”), which Amendment Fee shall be deemed fully earned upon the execution of this Amendment and nonrefundable upon its receipt by ORIX.

(d)                                 Cost and Expenses.  Borrower shall have reimbursed ORIX for all out-of- pocket costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by ORIX hi connection with this Amendment.

(e)                                  No Default.  No Default or Event of Default under the Loan Agreement, as amended hereby, shall have occurred and be continuing.

(f)                                    Warranties and Representations.  After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Borrower contained in the Loan Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Borrower as of the date hereof.

(g)                                 Material Adverse Change.  ORIX shall have determined, in its sole discretion, that there is no Material Adverse Change (financial or otherwise).

(h)                                 Other Requirements.  ORIX shall have received such other documentation and information which it shall have requested pursuant to this Amendment.

Section 4                                               Reference to and Effect on Loan Documents.

(a)                                  Ratification.  Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Loan Agreement or any other Loan Document.  Borrower hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(b)                                 Representations.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Representations, and acknowledges, confirms and agrees the disclosures and information Borrower provided to ORIX in the Representations dated as of December 23, 2008, have not changed, as of the date hereof.

(c)                                  No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of ORIX under the Loan Agreement or any of the other Loan Documents.

(d)                                 References.  Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” or “the Loan Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended hereto.

Section 5                                               Releases.  In further consideration of ORIX’s execution of this Amendment, Borrower for itself and on behalf of its respective successors (including, without limitation, any trustees acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, subsidiaries and affiliates, hereby forever releases ORIX and their respective successors, assigns, parents, subsidiaries, affiliates, officers, employees directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”), that Borrower may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take prior to the date this Amendment was executed with respect to the Obligations, any Collateral, the Loan Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations, other than arising out of such Releasee’s gross negligence or willful misconduct, as finally determined by a non-appealable court of competent jurisdiction.  This provision shall survive and continue in full force and effect whether or not Borrower shall satisfy all other provisions of this Amendment, the Loan Documents or the Loan Agreement including payment in full of all Obligations.

Section 6                                               Authorization and Ratification of Amendment.  On or before July 31, 2009, ORIX shall have received a certificate from Tangoe, executed by Tangoe’s corporate secretary or an assistant secretary, dated as of the date of such delivery, attaching resolutions of Tangoe’s Board of Directors, approving and authorizing the execution, delivery and performance of the Amendment and the transactions to be consummated in connection therewith, and ratifying any activities previously taken in connection therewith, which certificate shall be in form and substance satisfactory to ORIX and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded (the “Certificate of Authorization”).  Notwithstanding anything to the contrary in the Loan Agreement or the other Loan Documents, the Borrower and ORIX hereby agree that it shall constitute an Event of Default if ORIX does not receive the Certificate of Authorization on or before July 31, 2009.

Section 7                                               Miscellaneous.

(a)                                  Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Borrower and ORIX and their respective successors and assigns.

(b)                                 ENTIRE AGREEMENT.  THIS AMENDMENT REPRESENTS THE ENTIRE, FINAL AGREEMENT AND UNDERSTANDING CONCERNING THE SUBJECT MATTER HEREOF BETWEEN THE PARTIES HERETO, AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS,  UNDERSTANDINGS, NEGOTIATIONS  AND  DISCUSSIONS, REPRESENTATIONS, WARRANTIES, COMMITMENTS, PROPOSALS, OFFERS AND CONTRACTS CONCERNING THE SUBJECT MATTER HEREOF, WHETHER ORAL OR WRITTEN.  THIS AMENDMENT, ANY SUPPLEMENTS HERETO, AND ANY INSTRUMENTS OR DOCUMENTS DELIVERED OR TO BE DELIVERED IN CONNECTION HEREWITH MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

(c)                                  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)                                 Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)                                  Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)                                    Incorporation of Loan Agreement Provisions.  The provisions contained in Section 9.9 (Governing Law) and Section 9.10 (Jury Waiver) of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Signatures follow]

IN WITNESS WHEREOF, this Amendment has been duly executed on the date first written above.

Borrower:

TANGOE, INC.

	By	/s/ Albert R. Subbloie
President or Vice President

	By	/s/ Gary R. Martino
Secretly or Assistant Secretary

TRAQ WIRELESS, INC.

	By	/s/ Albert R. Subbloie
President or Vice President

	By	/s/ Gary R. Martino
Secretly or Assistant Secretary

ORIX:

ORIX VENTURE FINANCE LLC

	By	/s/ Kevin P. Sheehan
Kevin P. Sheehan
President and CEO

EXHIBIT A

2.  INTEREST.

Interest Rate (Section 1.3):

The Term Loan shall bear interest at an interest rate equal to the greatest of (i) the Base Rate in effect from time to time, plus 6.00% per annum, (ii) 10.25% per annum and (iii) the interest rate charged at any time in accordance with the Replacement Revolving Loan Documents.

The Revolving Loans shall bear interest at an interest rate equal to the greater of (i) the Base Rate in effect from time to time, plus 6.00% per annum and (ii) 10.25% per annum.

Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. “Base Rate” shall have the meaning set forth in Section 8 of this Agreement.